                           SCHEDULE 14A INFORMATION


         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)


Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:


/X/  Preliminary Proxy Statement                        / / Confidential, for Use of the Commission
                                                            Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                MARK VII, INC.
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):


/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.


/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:


/X/  Fee paid previously with preliminary materials.


/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                         [Letterhead of Mark VII, Inc.]





                                                               April [___], 1996




Dear Shareholder:

                 On behalf of Mark VII, Inc. (the "Company"), I cordially invite you to attend the Annual Meeting of Shareholders of the Company to be held on Wednesday, May 22, 1996 at 10:00 a.m., local time. At the meeting, in addition to the election of directors, shareholders will be asked to approve
(i) a proposal to change the state of incorporation of the Company from Missouri to Delaware (the "Reincorporation") and (ii) a proposal to amend the Company's 1995 Omnibus Stock Incentive Plan (the "1995 Plan").

                 The members of the Company's Board of Directors have unanimously determined that the proposals are in the best interest of the Company and its shareholders and strongly recommend that you vote "FOR" each proposal. The Reincorporation will allow the Company to take advantage of the certainty of Delaware law in the conduct of its business and in its planning. The proposed amendment to the 1995 Plan would make it possible to include all employees as eligible participants under the 1995 Plan and would incorporate into the 1995 Plan the Company's existing policy of issuing all stock options with an exercise price of not less than the fair market value of the Company's common stock on the date of the grant of such options and not repricing stock options once they have been granted. The accompanying Proxy Statement describes these proposals in detail. We urge you to read the accompanying information carefully.

                 The Reincorporation requires the affirmative vote of two-thirds of the Company's shareholders. Accordingly, because the vote of each shareholder is important, we ask that you sign and return the enclosed proxy card in the envelope provided, whether or not you now plan to attend the meeting, so that your shares can be voted according to your wishes. This proxy will not affect your right to attend and vote at the meeting or to change your vote at or prior to the meeting.

                 We appreciate your cooperation and interest in the Company. Please sign and return your proxy card at your earliest convenience.

                                        Sincerely,

                                        /s/ R.C. Matney
                                        ------------------------------------
                                        R.C. Matney
                                        Chairman of the Board, President and
                                             Chief Executive Officer

                                 MARK VII, INC.
                      965 Ridge Lake Boulevard, Suite 103
                            Memphis, Tennessee 38120

                             ----------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD MAY 22, 1996

                             ----------------------

TO ALL SHAREHOLDERS:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of Mark VII, Inc., a Missouri corporation (the "Company"), will be held on Wednesday, the 22nd day of May, 1996, at 10:00 a.m., local time, at the North River Club Conference Center Board Room, 2500 Yacht Club Way, Northeast, Tuscaloosa, Alabama, for the following purposes:

         (1) To elect the members of the Board of Directors for the ensuing year or until their successors are duly elected and qualified;

         (2) To consider and vote upon a proposal to change the state of incorporation of the Company from Missouri to Delaware;

         (3) To consider and vote upon a proposal to amend the Mark VII, Inc. 1995 Omnibus Stock Incentive Plan; and

         (4) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

         The Board of Directors has fixed the close of business on [_______], 1996 as the record date for the determination of the shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Only holders of record on such date will be entitled to vote at the Annual Meeting. A copy of the Proxy Statement relating to the Annual Meeting, a Form of Proxy and the Company's 1995 Annual Report to Shareholders accompany this Notice.


                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        JAMES T. GRAVES
                                        Secretary


April [__], 1996.


                        IMPORTANT-YOUR PROXY IS ENCLOSED


         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING RETURN ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                 MARK VII, INC.

                      965 Ridge Lake Boulevard, Suite 103
                            Memphis, Tennessee 38120

                             -------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 22, 1996

                             -------------------

                                PROXY STATEMENT

         This Proxy Statement is being furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Mark VII, Inc., a Missouri corporation (the "Company"), for use at the annual meeting of shareholders (the "Annual Meeting") to be held on Wednesday, the 22nd day of May, 1996, at 10:00 a.m., local time, at the North River Club Conference Center Board Room, 2500 Yacht Club Way, Northeast, Tuscaloosa, Alabama, or any adjournment or postponement thereof. Shares represented by duly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting. If a shareholder specifies a choice on the form of proxy with respect to any matter to be acted upon, the shares will be voted in accordance with such directions. If no choice is specified, shares will be voted "FOR" the nominees listed on the proxy and in this Proxy Statement, "FOR" the proposal to change the Company's state of incorporation from Missouri to Delaware (the "Reincorporation") and "FOR" the proposal to amend the Mark VII, Inc. 1995 Omnibus Stock Incentive Plan (the "1995 Plan"). Any person giving a proxy has the power to revoke it at any time before it is exercised by giving written notice to the Secretary of the Company at any time prior to its use or by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of such proxy).

         This Proxy Statement and the accompanying form of proxy are being mailed or given to shareholders on or about April [__], 1996. The Company will bear all of the costs of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the form of proxy and any additional information furnished to shareholders. In addition to the use of the mails, proxies may be solicited by personal contact, telephone or telegraph by officers or representatives of the Company or, at the Company's request, MacKenzie Partners, Inc. ("MacKenzie"). The Company has engaged MacKenzie to assist in the solicitation of proxies for a fee of $5,000, plus reimbursement for its reasonable out-of-pocket expenses and for payments made to brokers and other nominees for their expenses in forwarding soliciting material. MacKenzie will distribute the Company's proxy materials to beneficial owners and will request brokerage houses and other custodians, nominees and fiduciaries to forward such materials to the beneficial owners of the Company's common stock. No additional compensation will be paid to directors, officers or other regular employees of the Company for such services.

         Only shareholders of record at the close of business on [_______], 1996 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, the Company had [_________] shares of common stock, par value $.10 per share, issued and outstanding and entitled to vote. Each outstanding share of common stock is entitled to one vote on each matter brought to a vote. The presence, either in person or by properly executed proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions will be counted in determining whether a quorum has been reached. The affirmative vote of the holders of at least two-thirds of the shares of common stock entitled to vote at the Annual Meeting is required to approve the Reincorporation. The affirmative vote of the holders of at least a majority of the shares of common stock represented in person or by properly executed proxy and entitled to vote at the Annual Meeting is required (i) to approve the proposal to amend the 1995 Plan and (ii) for election of each nominee for director. A vote withheld from a particular nominee will have the same effect as a vote against such nominee. The Company has been advised by the National Association of Securities Dealers, Inc. (the "NASD") that the election of directors and the proposed amendment of the 1995 Plan are considered "routine" items upon which broker-dealers holding shares in street name for their customers may vote, in their discretion, on behalf of any customers who do not furnish voting instructions within ten days of the date these proxy materials are sent to such customers. Abstentions and broker non-votes will be considered in determining the number of votes required to approve the proposed Reincorporation. Consequently, abstentions cast and broker non-votes as to the proposed Reincorporation will have the same effect as voting against it. Each of the directors and executive officers of the Company (who in the aggregate beneficially own, as of the Record Date, approximately 14.3% of the outstanding common stock) has indicated that he intends to vote "FOR" the proposed Reincorporation and "FOR" the amendment of the 1995 Plan.

         The Company's shareholders will not have dissenters' rights of appraisal with respect to the Reincorporation. See "Significant Differences in Corporation Laws" described in Proposal No. 2 below.

         Management does not know of any matters, other than those referred to in the accompanying Notice of Annual Meeting, which are to come before the Annual Meeting. If any other matters are properly presented to the Annual Meeting for action, it is intended that the persons named in the accompanying form of proxy, or their substitutes, will vote in accordance with their judgment of the best interests of the Company on such matters.


          STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

           The following table sets forth with respect to the common stock as of April [__], 1996 (unless otherwise indicated): (i) the only persons known to be beneficial owners of more than five percent of the common stock; (ii) shares beneficially owned by all directors and nominees for election as a director of the Company; (iii) shares beneficially owned by the persons named in the Summary Compensation Table in this Proxy Statement; and (iv) shares beneficially owned by all directors and executive officers as a group. Beneficial ownership is direct, and the holders have sole investment power and sole voting power, unless otherwise indicated.

                                                            Number of
                                                            Shares and
                                                            Nature of
                                                            Beneficial               Percent
Name and Address of Beneficial Owners (1)                   Ownership                of Class
- -------------------------------------                       ---------                --------
Warburg, Pincus Counsellors, Inc.
 466 Lexington Avenue
 New York, NY 10017                                          637,000  (2)              13.9%
RCM Capital Management
RCM Limited L.P.
RCM General Corporation
 Four Embarcadero Center, Suite 2900
 San Francisco, California 94111                             483,000  (3)              10.5%
R.C. Matney                                                  465,940  (4)              10.0%
FMR Corp.
 82 Devonshire Street
 Boston, MA 02109                                            340,900  (5)               7.4%
Wellington Management Company
 75 State Street
 Boston, MA 02109                                            272,000  (6)               5.9%
Dimensional Fund Advisors Inc.
 1299 Ocean Avenue, 11th Floor
 Santa Monica, California 90401                              252,200  (7)               5.5%
J. Michael Head                                               75,718  (8)               1.6%
James T. Graves                                               65,300  (9)               1.4%
David H. Wedaman                                              44,371 (10)               1.0%
Douglass Wm. List                                             13,800 (11)                .3%
Robert E. Liss                                                 7,786 (12)                .2%
Michael J. Musacchio                                           6,067 (13)                .1%
William E. Greenwood                                           5,225 (14)                .1%
Dr. Jay U. Sterling                                            5,225 (14)                .1%
Thomas J. Fitzgerald                                           2,150 (15)                -
All Executive Officers and Directors as a Group              693,582 (16)              14.3%
 (11 persons)

(1)  Unless otherwise indicated, the address is the Company's principal office.

(2) Warburg, Pincus Counsellors, Inc. ("Warburg"), a registered investment advisor, is deemed to have beneficial ownership of 637,000 shares as of December 31, 1995, which are owned by numerous investment advisory clients. Warburg has sole voting power with regard to 446,400 shares, sole investment power with regard to 637,000 shares and shared voting power with regard to 85,000 shares. The information as to the beneficial ownership of Warburg was obtained from the Schedule 13G filed by that company.

(3) RCM Capital Management ("RCM Capital") is a registered investment advisor, RCM Limited L.P. ("RCM Limited") is the general partner of RCM Capital and RCM General Corporation ("RCM General") is the general partner of RCM Limited. RCM Limited and RCM General are deemed to have beneficial ownership of securities managed by RCM Capital. As of December 31, 1995, RCM Capital, RCM Limited and RCM General have sole voting power with regard to 413,000 shares and sole investment power with regard to 483,000 shares. The information as to the beneficial ownership of RCM Capital, RCM Limited and RCM General was obtained from the Schedule 13G filed by those companies.

(4) Includes 335,430 shares owned indirectly through Mr. Matney's living trust, 45,260 shares owned indirectly through Mr. Matney's individual retirement account, 80,786 shares issuable pursuant to non-qualified stock options granted under the Company's 1992 Non-Qualified Stock Option Plan (the "NQSO Plan") and 4,464 shares issuable pursuant to incentive stock options granted under the Company's 1986 Incentive Stock Option Plan (the "ISO Plan").

(5) FMR Corp. ("FMR") is deemed to have beneficial ownership of 340,900 shares as of December 31, 1995. Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR and a registered investment advisor, is the beneficial owner of 160,900 shares and Fidelity Management Trust Company, a wholly-owned subsidiary of FMR and a bank as defined in
     Section 3(a)(6) of the Securities Exchange Act of 1934, is the beneficial owner of 180,000 shares. FMR has sole voting power with regard to 180,000 shares and sole investment power with regard to 340,900 shares. Information as to the beneficial ownership of FMR was obtained from the
     Schedule 13G filed by that company.

(6) Wellington Management Company ("Wellington"), a registered investment advisor, is deemed to have beneficial ownership of 272,000 shares as of December 31, 1995, which are owned by numerous investment advisory clients. Wellington has shared voting power with regard to 167,000 shares and shared investment power with regard to 272,000 shares. The information as to the beneficial ownership of Wellington was obtained from the Schedule 13G filed by that company.

(7) Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 252,200 shares as of December 31, 1995, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional serves as investment manager. Dimensional disclaims beneficial ownership of all such shares. The information as to the beneficial ownership of Dimensional was obtained from the Schedule 13G filed by that company.

(8) Includes 4,468 shares owned directly, 14,392 shares issuable pursuant to incentive stock options granted under the ISO Plan, and 56,858 shares issuable pursuant to non-qualified stock options granted under the NQSO Plan. Mr. Head has an obligation to sell 4,468 shares of common stock to Mr. Thomas F. Laughlin, an employee of the Company, at a price per share of $5.15, pursuant to a Stock Purchase Agreement, effective June 1, 1985. Under the terms of the Stock Purchase Agreement, Mr. Head is obligated to sell the above shares to Mr. Laughlin at any time on or before June 1, 1996, on 30 days' written notice from Mr. Laughlin.

(9) Includes 5,300 shares held in Mr. Graves' individual retirement account and 60,000 shares issuable pursuant to non-qualified stock options granted under the NQSO Plan.

(10) Includes 8,500 shares held directly by Mr. Wedaman, 34,500 shares issuable pursuant to incentive stock options granted under the ISO Plan and 1,371 shares allocated to the Mark VII, Inc. Savings and Investment Plan (the "SIP Plan") account of Mr. Wedaman. Mr. Wedaman has sole investment power and shared voting power with respect to the shares allocated to his SIP Plan account.

(11) Includes 500 shares owned directly, 6,300 shares owned indirectly through Mr. List's individual retirement account and 7,000 shares issuable pursuant to non-qualified stock options granted under the NQSO Plan.

(12) Includes 3,750 shares owned directly, 2,800 owned indirectly through Mr. Liss's individual retirement account, 100 shares owned jointly with Mr. Liss's wife and 1,136 shares owned indirectly through Mr. Liss's wife's individual retirement account.

(13) Includes 1,600 shares owned directly and 4,467 shares owned jointly with Mr. Musacchio's wife.

(14) Includes 225 shares owned directly and 5,000 shares issuable pursuant to non-qualified stock options granted under the NQSO Plan.

(15) Includes 150 shares owned directly and 2,000 shares issuable pursuant to non-qualified stock options granted under the 1995 Plan.

(16) Includes 55,356 shares issuable pursuant to incentive stock options granted under the ISO Plan and 216,644 shares issuable pursuant to non-qualified stock options granted under the NQSO Plan.



                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

                 The shares represented by the enclosed proxy will be voted, unless otherwise indicated, for the election of the eight nominees for director named below. The directors to be elected at the Annual Meeting will serve for one year or until their successors are duly elected and qualified; provided, however, if the proposed Reincorporation (Proposal No. 2 in this Proxy Statement) is approved by the shareholders, the Board of Directors will be divided into three classes of directors, each class consisting, as nearly as possible, of one-third of the total number of directors, with each class having a three-year term (following an initial three-year phase in period). If the proposed Reincorporation is approved by the shareholders, the Board of Directors intends to classify the Board as follows: (i) James T. Graves and Thomas J. Fitzgerald will comprise a class whose term of office will expire in 1997; (ii) J. Michael Head, David H. Wedaman and Dr. Jay U. Sterling will comprise a class whose term of office will expire in 1998; and (iii) R.C. Matney, Douglass Wm. List and William E. Greenwood will comprise a class whose term of office will expire in 1999. In the unanticipated event that any nominee for director should become unavailable, the Board of Directors, at its discretion, may designate substitute nominees, in which event such shares will be voted for such substitute nominees.

                 MANAGEMENT RECOMMENDS A VOTE FOR THE ELECTION OF THE EIGHT NOMINEES FOR DIRECTOR NAMED BELOW.




                           Director                               Principal Occupation for
       Director              Since   Age                      Last Five Years and Directorships
- ------------------------   --------  ---                      ---------------------------------
R. C. Matney                1989      58     Chairman of the Board of the Company since February 1992 and President and
                                             Chief Executive Officer of the Company since July 1994.  From May 1991 until
                                             February 1992, Mr. Matney was President of the Company.  Since July 1987,
                                             Mr. Matney has also been Chairman of the Board and Chief Executive Officer of Mark VII Transportation Company, Inc. ("Mark VII"), the Company's
                                             principal operating subsidiary.  From July 1987 to February 1993, he was also President of Mark VII.

J. Michael Head             1986      42     Executive Vice President, Chief Financial Officer, Treasurer and Assistant
                                             Secretary of the Company since July 1994.  President of the Company from
                                             February 1992 to July 1994 and Chief Executive Officer of the Company from
                                             November 1988 to July 1994.  From May 1991 to February 1992, Mr. Head served as Vice Chairman of the Board of the Company.

James T. Graves             1987      61     Secretary of the Company since May 1992, General Counsel of the Company since March 1993 and Vice Chairman since May 1993.  President of Missouri-
                                             Nebraska Express, Inc. ("Mo-Neb"), a subsidiary of the Company, from
                                             September 1991 to May 1993.  From July 1981 until September 1991, Mr. Graves was a partner in the law firm of Clark, Mize and Linville in Salina, Kansas.

David H. Wedaman            1994      38     Executive Vice President of the Company since May 1991 and Chief Operating
                                             Officer, Assistant Secretary and Assistant Treasurer of the Company since
                                             September 1994.  President, Chief Operating Officer and Assistant Secretary
                                             of Mark VII since February 1993.  From March 1991 to February 1993, he was
                                             Executive Vice President of Mark VII.

Douglass Wm. List (1)(2)    1993      40     Since January 1988, Mr. List has been President of List & Company, Inc., a management consulting firm in Baltimore, Maryland.  Mr. List has also been
                                             President, since 1992, of Railway Engineering Associates, a firm involved in developing railroad technology.  From 1988 to 1992, he was Vice President and General Manager of Railway Engineering Associates.  Mr. List is a
                                             director of Harmon Industries, Inc., a publicly held company headquartered in Blue Springs, Missouri.  Harmon Industries, Inc. is a supplier of communication and safety-related equipment for railroads worldwide.

William E. Greenwood (2)    1994      57     Mr. Greenwood is currently a self-employed consultant.  He served with the
                                             Burlington Northern Railroad Company, the largest railroad in the United
                                             States and the principal subsidiary of Burlington Northern Inc., a publicly held company headquartered in Fort Worth, Texas, in various capacities from
                                             1963 to 1994, serving as Chief Operating Officer from 1990 to 1994.  Mr.
                                             Greenwood is a director of Transcisco Industries, Inc., a publicly held company headquartered in San Francisco, California.  Transcisco Industries,
                                             Inc. is a railcar and industrial services company operating in domestic railcar maintenance and repair, railcar leasing and management and international railcar leasing.

Dr. Jay U. Sterling (1)(2)  1995      62     Dr. Sterling has been an Associate Professor of Marketing and Logistics at the University of Alabama, Tuscaloosa since 1984.  Dr. Sterling has a Doctor of Philosophy ("Ph.D.") degree in marketing and logistics from Michigan
                                             State University.  In addition to his teaching responsibilities, he has performed research and written extensively in the areas of transportation, distribution and logistics management and has also consulted extensively in the areas of transportation and logistics management.  Prior to obtaining his Ph.D., Dr. Sterling spent 25 years in industry with Whirlpool
                                             Corporation and The Limited in various logistics related positions.

Thomas J. Fitzgerald (1)    1995      54     Mr. Fitzgerald has a law and transportation consulting practice based in
                                             Lake Forest, Illinois, in which he has been engaged since 1990.  In that capacity he has counseled transportation companies, purchasers of transportation and government agencies on a variety of projects, including logistics, marketing, strategic positioning and acquisitions.  From 1965 to
                                             1990, he was employed by The Atchison, Topeka and Santa Fe Railway Company
                                             and its affiliates in a series of law and managerial capacities, including
                                             Senior Vice President-Executive Department and Senior Vice President-
                                             Traffic.


- ---------------------------

(1)      Member of the Audit Committee.
(2)      Member of the Compensation/Stock Option Committee.


THE BOARD OF DIRECTORS AND BOARD COMMITTEES

         The Board of Directors held nine meetings and acted by unanimous written consent on five separate occasions during 1995.


         The Audit Committee consists of Dr. Jay U. Sterling (Chairman of the committee), Thomas J. Fitzgerald and Douglass Wm. List. The functions of the Audit Committee are to review significant financial information of the Company, ascertain the existence of an effective accounting and internal control system, oversee the audit function and recommend the appointment of independent auditors for the Company. The Audit Committee held four meetings in 1995. A representative of the Company's independent auditors was present at those meetings, as well as at all of the regular Board meetings.

         The Compensation/Stock Option Committee consists of Douglass Wm. List (Chairman of the committee), William E. Greenwood and Dr. Jay U. Sterling. The Compensation/Stock Option Committee reviews salaries and bonuses of executive officers and administers employee bonus plans, including grants of stock options under the 1995 Plan, and other Company compensation programs. The Compensation/Stock Option Committee held five meetings in 1995.

         The Company does not have a standing nominating committee.

         All directors attended at least 75% of the total number of meetings held in 1995 of the Board and committees on which they served.

DIRECTORS' FEES AND RELATED INFORMATION

         Until May 17, 1995, each non-employee director was paid an annual director's fee of $15,000 and received an automatic grant of options to purchase shares of common stock under the NQSO Plan. Dr. Sterling and Mr. List, as non-employee directors, each received options to purchase 1,000 shares of common stock at exercise prices of $13.75 and $16.50, respectively, pursuant to that director compensation plan. Effective with meetings of the Board of Directors on or after May 17, 1995, a revised compensation plan for non-employee directors was adopted. Accordingly, non-employee directors are currently compensated as follows: (i) a $500 per month retainer, with an additional $250 per month for the chairman of each of the Compensation/Stock Option Committee and the Audit Committee, (ii) meeting fees of $1,500, $750 and $500 for each Board, committee and telephonic Board meeting attended, respectively, (iii) an annual grant of options to purchase 2,000 shares of common stock pursuant to the 1995 Plan, which options are immediately exercisable and expire three years from the date of grant, (iv) grants of 75 shares of common stock each quarter pursuant to the 1995 Plan and (v) standard per diem rate of $1,500 per day spent on Company affairs which are outside of normal director duties. In addition, the Company has adopted, effective
July 1, 1996, a requirement that each director maintain a minimum shareholding in Company common stock of 350 shares for each year of service as a director. If Proposal No. 3 is approved by the shareholders, the grant of 75 shares of common stock each quarter to each non-employee director under the 1995 Plan will be increased to 200 shares of common stock each quarter.



EXECUTIVE OFFICERS AND KEY EMPLOYEES


  NAME                 AGE                                              POSITION
- --------------------   ---        -------------------------------------------------------------------------------------
R. C. Matney           58         Chairman of the Board, President and Chief Executive Officer.

James T. Graves        61         Vice Chairman of the Board, General Counsel and Secretary.

J. Michael Head        42         Executive Vice President, Chief Financial Officer, Treasurer and Assistant
                                    Secretary.

David H. Wedaman       38         Executive Vice President, Chief Operating Officer, Assistant Secretary and Assistant
                                    Treasurer; and President of Mark VII.

Philip L. Dunavant     31         Vice President of Finance, Assistant Secretary and Assistant Treasurer since January
                                    1995.  From May 1993 to January 1995, he was Assistant Vice President and from May
                                    1989 to May 1993, he was Controller of Mark VII.

Robert E. Liss         44         President/Special Services Division of Mark VII since January 1995; from May 1993 to
                                    January 1995, he was Vice President/Special Services Division of Mark VII; from
                                    December 1992 to May 1993, he was Vice President of Mark VII; from January 1989 to
                                    December 1992, he was Vice President-Intermodal with C. H. Robinson Company, a third party agent specializing in freight and produce brokerage.

Michael J. Musacchio   44         President/Logistics Services Division of Mark VII since January 1995; from May 1993 to
                                    January 1995, he was Executive Vice President/Logistics Services Division of Mark
                                    VII; from December 1992 to May 1993, he was Vice President of Mark VII; from August 1992 to December 1992, he was an agent with Mark VII; from December 1988 to July 1992, he was
                                    Vice President of Transportation with C. H. Robinson Company.

         Executive officers will be elected annually by the Board of Directors and will serve until their successors are elected or until resignation or removal. There are no family relationships among any of the directors or executive officers.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires executive officers and directors, and persons who beneficially own more than ten percent (10%) of the Company's stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC") and the NASD. Executive officers, directors and greater than ten percent (10%) beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on a review of the copies of such forms furnished to the Company and written representations from the executive officers and directors, the Company believes that all Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent (10%) beneficial owners were met, except for the Form 3 for Mr. Fitzgerald filed on October 17, 1995 reporting his election as a director of the Company on July 19, 1995 and the Form 5 for Mr. Fitzgerald filed on March ___, 1996 reporting his receipt of a grant of non-employee director stock options under the 1995 Plan.


                             EXECUTIVE COMPENSATION

         The following table summarizes, for each of the three fiscal years in the period ended December 31, 1995, the compensation awarded, paid to or earned by (i) each person who served as the Chief Executive Officer (the "CEO") of the Company during 1995 and (ii) each of the four most highly compensated executive officers (other than the CEO) whose total annual salary and bonus exceeded $100,000 and who served as an executive officer of the Company or its subsidiaries as of December 31, 1995 (collectively, the "Named Executive Officers").

SUMMARY COMPENSATION TABLE

                                                                                   Long-Term
                                                                                  Compensation
                                                                                  ------------
                                                                          Securities
                                            Annual Compensation           Underlying
                                            --------------------           Options/            All Other
Name and Principal Position        Year      Salary       Bonus             SARs(#)         Compensation(2)
- -----------------------------      ----     --------    --------        ---------------     ---------------
R.C. Matney, Chairman of           1995     $234,988    $117,500                -           $      -
  the Board, President and         1994      204,636     115,693          250,000                  -
  Chief Executive Officer          1993      175,000           -                -                  -

Robert E. Liss, President          1995      126,208     383,243                -                  -
  Special Services Division        1994      125,000     145,452                -                  -
  of Mark VII                      1993      125,143       4,000                -                  -

David H. Wedaman, Executive        1995      177,520      91,875 (1)       40,000                315
  Vice President, Chief Operating  1994      135,111      96,250 (1)        7,500                  -
  Officer and Director;            1993      119,820      60,000 (1)            -                  -
  President of Mark VII

Michael J. Musacchio, President    1995      123,388     239,882                -                  -
  Logistics Services Division      1994      120,142      51,686                -                  -
  of Mark VII                      1993      120,142      50,000                -                  -

J. Michael Head, Executive         1995      178,718       3,356                -                713
  Vice President, Chief            1994      174,272           -           10,000                700
  Financial Officer, Treasurer     1993      181,233           -                -                902
  and Director

- ------------

(1) Includes performance bonuses of $70,000, $43,750 and $60,000 and cash payments pursuant to stock appreciation rights ("SARs") of $21,875, $52,500 and $0 in 1995, 1994 and 1993, respectively.

(2) Includes a Company matching contribution to the SIP Plan (a defined contribution plan).

         The following two tables present information for the last completed fiscal year relating to (i) grants to and exercises by the Named Executive Officers of stock options granted pursuant to the NQSO Plan, the ISO Plan and the 1995 Plan and (ii) holdings at December 31, 1995 by the Named Executive Officers of unexercised options granted pursuant to the NQSO Plan, the ISO Plan and the 1995 Plan, and SARs granted pursuant to the Company's Stock Appreciation Rights Program.



OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                Individual Grants
                         ----------------------------                              Potential Realizable Value
                          Number of      % of Total                                 at Assumed Annual Rates
                          Securities    Options/SARs                               of Stock Price Appreciation
                          Underlying     Granted to     Exercise or                    for Option Term (2)
                         Options/SARs   Employees in    Base Price    Expiration   ----------------------------
        Name              Granted (#)    Fiscal Year    ($/Share)        Date         5% ($)          10% ($)
 --------------------    ------------   -------------   ----------     ---------   ------------    ------------
 David H. Wedaman         40,000 (1)        100%          16.125       12/29/05      $405,637       $1,027,964


(1) Represents options to purchase 40,000 shares of common stock granted pursuant to the 1995 Plan. These options become exercisable ratably over five years beginning December 29, 1996.

(2) The values presented in these two columns are required disclosures under federal securities laws based on assumed stock price appreciation rates. THESE ASSUMED APPRECIATION RATES ARE NOT DERIVED FROM THE HISTORIC OR PROJECTED PRICES OF THE COMPANY'S COMMON STOCK OR RESULTS OF OPERATIONS OR FINANCIAL CONDITION AND THEY SHOULD NOT BE VIEWED AS A PREDICTION OF POSSIBLE PRICES FOR THE COMPANY'S COMMON STOCK IN THE FUTURE.



AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAREND OPTION/SAR VALUES





                                                  Number of Securities         Value of Unexercised
                                                 Underlying Unexercised             In-the Money
                                                    Options/SARs at               Options/SARs at
                      Shares                        Fiscal Yearend               Fiscal Yearend (1)
                    Acquired On      Value   ----------------------------     ---------------------------
     Name           Exercise(#)    Realized  Exercisable    Unexercisable     Exercisable   Unexercisable
- ----------------    -----------    --------  -----------    -------------     -----------   -------------

R.C. Matney            None          None       79,250        230,750         $   444,406    $    559,344

David H. Wedaman       None          None       34,500         53,000(2)          399,188          29,250

J. Michael Head        None          None       65,250         12,000             458,156          94,500





(1) Based on the yearend market price of $16.125.


(2) Includes 7,000 shares of common stock with respect to which SARs have been granted.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT
AND CHANGE-IN-CONTROL ARRANGEMENTS

         Each of the Named Executive Officers has an employment contract with the Company which could result in termination or resignation payments in excess of $100,000. A summary of the base salary and terms provided in the employment contracts follows:

    Name                                    Base Salary                      Expiration of Contract
- -----------------                           -----------                      ----------------------
R.C. Matney                                 $235,000                           April 1, 2002
Robert E. Liss                               125,000                           30 days' notice by either party(1)
David H. Wedaman                             175,000                           January 1, 1997
Michael J. Musacchio                         125,000                           30 days' notice by either party(1)
J. Michael Head                              175,000                           September 30, 1996(2)

(1)   Subject to the termination payments discussed below.

(2) Upon the expiration of the contract, Mr. Head's employment automatically continues under the same terms as provided in the contract until such time as either party provides written notice of termination of employment.

         Each of the contracts provides for payment of the contracted base salary and benefits after termination as follows:

                Event of Termination                       Pay Subsequent to Termination
         -----------------------------------               -----------------------------
         Death or Disability                               One year
         Termination by Company, except for cause          Remainder of contract term (or one year if
                                                           no specified term)

Under each of the contracts, the Company's obligation is reduced following an event of termination if the terminated executive becomes employed during the payment period. Mr. Head's contract also provides for payment of base salary and benefits for the greater of the remainder of the contract term or one year after resignation, unless terminated for cause. Mr. Wedaman may be terminated by the Company for failure to achieve 50% of planned operating income in his business unit, in which case he will receive his base salary and benefits for only one year following the date of termination. Each of Messrs. Liss and Musacchio may be terminated by the Company with no further payments for failure to achieve pretax profit (as defined in their respective agreements) of $250,000 in his business unit for any year. If either of Messrs. Liss or Musacchio is terminated following a year in which $250,000 of pretax profit was achieved, he will receive the greater of (i) three times his prior year's compensation or (ii) $1.4 million for Mr. Liss or $1 million (or $1.4 million if pretax profit exceeded $2 million) for Mr. Musacchio. In the event either of these two contracts is terminated because pretax profit of $250,000 was not attained but the respective business unit was profitable, the Company may extend for up to three years the confidentiality, non-compete and prohibition against solicitation of employees provisions of the respective agreements by continuing to pay the base salary and making advance annual payments of $300,000 for the first year, $300,000 for the second year and $50,000 for the third year to Mr. Liss and $250,000 for the first year, $200,000 for the second year and $200,000 for the third year to Mr. Musacchio. The Company may extend the confidentiality, non-compete and prohibition against solicitation of employees provisions for up to three years beyond the terms of the contracts of Messrs. Matney, Wedaman and Head by continuing to pay all base salary, bonuses and benefits set forth under each of their respective contracts.



                     BOARD COMPENSATION COMMITTEE REPORT ON
                             EXECUTIVE COMPENSATION

      The Company's executive compensation program is administered by the Compensation/Stock Option Committee of the Board of Directors (the "Committee"), which is comprised of three non-employee directors.

      The objective of the Company's executive compensation program is to provide the compensation necessary to attract, motivate and retain dedicated and talented executives and to provide a link between the success of the Company's executives and its shareholders. The Committee believes that a significant portion of the compensation of the Company's executive officers should be tied to the performance of the Company and, where appropriate, to the performance of specific business units for which the executives are responsible. Thus, the program seeks to achieve these objectives through a combination of annual salaries, performance-based bonuses and stock options.

      The Committee reviews its executive compensation program continually to ensure that the Company's executive officers are being appropriately compensated in comparison to their respective responsibilities with the Company, the results of the Company's business operations and compensation paid to comparable executives at similar companies. The Committee considers several factors in its review of executive compensation, including: (i) compensation of executives holding comparable positions of responsibility at transportation services companies of similar size and type of operation as the Company, including, Fritz Companies, Inc., Air Express International Corporation, the Harper Group and Expeditors International of Washington, Inc. (the "Peer Group"); (ii) each executive's experience and performance history with the Company and with previous employers and his or her suitability for his or her present assignment; (iii) each executive's past compensation arrangements with the Company; (iv) corporate performance; and (v) performance of business units for which the executive is responsible. The Committee generally does not consider the performance of the companies that comprise the Peer Group in establishing executive officers' base salary ranges, although as noted below under "CEO Compensation", 50% of Mr. Matney's potential annual cash bonus is directly related to the Company's shareholder return as compared with the shareholder returns for the Peer Group. The Committee believes that the Company's executive officers' total compensation is competitive with the industry, although base salary ranges generally are below the industry median.


      In connection with the sale of substantially all of the assets of the Company's truckload subsidiaries to Swift Transportation Co., Inc. (the "Asset Sale") completed in 1994, the Committee conducted an extensive review of the Company's executive compensation program. As a result of this review, the Company entered into new, or amended existing, employment agreements with its executive officers as of July 1, 1994, including its CEO.

BASE SALARY

      The minimum base salary of each of the Company's executive officers is established in employment agreements between each such officer and the Company. The Committee reviews the base salaries of the Company's executives annually based on the factors described above and recommends adjustments where appropriate. Based on the Committee's review and in light of the compensation changes implemented in connection with the Asset Sale, no adjustments were made to the base salaries of the executive officers as reflected in their respective employment agreements.

ANNUAL BONUS

      The Committee establishes a bonus program for each executive officer that is designed to implement the Committee's compensation philosophy with respect to bonus payments. The bonus programs for executives who are in charge of particular business units are based on the profitability of their respective business units. In most circumstances, this program is set forth in the executive's employment agreement.

      Mr. Wedaman's bonus program for 1995 was based upon the pretax profit (computed on the basis of generally accepted accounting principles consistently applied) earned by his business unit as compared to the annual budget of that unit. Mr. Wedaman's bonus is payable in increments of 10% of his base salary, from 40% of his base salary if the pretax profit of his business unit meets what was budgeted, to 100% of his base salary if the pretax profit of his business unit is 200% or more of that budgeted. No bonus is payable if the pretax profit of his business unit is less than 100% of that budgeted, unless the budget for 1992 of $3.9 million is achieved, in which case his bonus is 25% of base salary. As reported in the Summary Compensation Table, a bonus of 40% of his January 1, 1995 level of base salary was paid to Mr. Wedaman based on attaining the 1995 budget for his business unit.

      Each of Messrs. Liss's and Musacchio's employment agreements provide for an annual bonus of 25% of pretax profit (computed on the basis of generally accepted accounting principles consistently applied and defined in the respective agreements) earned by his respective business unit, reduced to 15% in certain circumstances.

STOCK OPTIONS/SARS


      The Committee has the discretion to grant awards of stock options or SARs to the Company's executive officers. The Committee has not established performance factors of general application for the grant of stock options or SAR awards, but instead makes such decisions based on specific issues, as described below. Based on its review of the executive compensation program and the fact that stock options were granted to certain officers in connection with the Asset Sale, no stock options or SARs were granted in 1995 to the executive officers other than Mr. Wedaman. In order to increase his equity interest in the Company to a level that the Committee deemed appropriate for his duties, Mr. Wedaman was granted options to purchase 40,000 shares of the Company's common stock pursuant to the 1995 Plan at an exercise price equal to $16.125, the last sale price on December 29, 1995. These options vest over five years and expire ten years after the date of grant if not exercised by such time.


      In 1990, Mr. Wedaman was granted stock appreciation rights with respect to 7,000 shares of the Company's common stock. The stock appreciation rights provide for cash payments to holders of the rights for increases in the market prices of the Company's common stock as of April 1 of each year. The adjusted base price as of April 1, 1995 was $17.25 per share, resulting in a payment of $21,875 to Mr. Wedaman under this program in 1995. The base price is adjusted each April 1 if the market closing price on that date is greater than the previous base price.

CEO COMPENSATION

      As with all executive officers of the Company, the compensation of the CEO is reviewed by the Committee on a regular basis in comparison to compensation paid to executives holding comparable positions of responsibility, including those employed at Peer Group companies. The Committee considers the same factors when determining CEO compensation as it does when it sets compensation of the Company's other executive officers. Based on such review, Mr. Matney's base salary in 1995 remained at the level set at the time of the Asset Sale. Mr. Matney was not granted any stock options supplemental to those granted previously in connection with the Asset Sale.

      Pursuant to his employment agreement, as amended, Mr. Matney is paid two annual cash bonuses, neither of which is to exceed half of his base salary.
The first bonus is an amount equal to his base salary multiplied by that percentage of his base salary by which consolidated income from continuing operations before income taxes exceeded $5,249,000. For 1995, that percentage was 53%, resulting in a 50% bonus to Mr. Matney. The base for this calculation is increased 25% each year. For any fiscal year during which a 25% increase in consolidated income from continuing operations before income tax is not attained, this bonus is not paid. The second bonus is an amount equal to his base salary multiplied by the percentage increase (if any) in the Company's stock price per share in excess of the increase in the stock price per share of the Peer Group measured from July 1 to June 30. Thus, approximately 50% of Mr. Matney's potential bonus is directly related to the Company's shareholder return as compared with the shareholder returns of the Peer Group. For 1995, this second bonus computation resulted in no additional bonus for Mr. Matney.

      The Committee has not yet adopted a policy with respect to the $1,000,000 limitation of deductibility of executive compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended, since current compensation levels fall well below that amount. The Committee does not expect that the compensation of its executives will reach that threshold in the foreseeable future.

Douglass Wm. List           William E. Greenwood    Jay U. Sterling, Ph.D.



                               PERFORMANCE GRAPH


        The following chart compares cumulative total stockholder returns, assuming the investment of $100 on December 31, 1990: (i) in the Company's common stock; (ii) in the Nasdaq Stock Market - U.S. Index and (iii) in the Nasdaq Trucking and Transportation Index. Total return assumes reinvestment of dividends for the indexes. The Company has never paid dividends on its common stock and has no plans to do so.


                                MARK VII, INC.       NASDAQ STOCK MARKETS-US    NASDAQ TRUCKING & TRANSPORTATION
                                --------------       -----------------------    --------------------------------
              12/90                  100                      100                              100
              12/91                  187                      161                              145
              12/92                  200                      187                              178
              12/93                  313                      215                              216
              12/94                  300                      210                              196
              12/95                  430                      296                              223



      The Company will provide to shareholders, without charge, a list of the component companies in the Nasdaq Trucking and Transportation Index. Requests for the list should be addressed to Mark VII, Inc., 965 Ridge Lake Boulevard, Suite 103, Memphis, Tennessee, Attention: Carol Clement, Manager of Financial Reporting.

             PROPOSAL NO. 2 - PROPOSAL TO REINCORPORATE IN DELAWARE

GENERAL

      The Board of Directors has unanimously approved, and for the reasons discussed below, unanimously recommends that the shareholders approve, a change of the state of incorporation of the Company from Missouri to Delaware. SHAREHOLDERS ARE URGED TO READ CAREFULLY THE FOLLOWING SECTIONS OF THIS PROXY STATEMENT, INCLUDING THE RELATED ANNEXES, BEFORE VOTING ON THE PROPOSED REINCORPORATION. In the following discussion of the proposed Reincorporation, the term "Mark VII Missouri" refers to the existing Missouri corporation, the term "Mark VII Delaware" refers to the new Delaware corporation which is the proposed successor to Mark VII Missouri, and the term "the Company" includes either or both without regard to the state of incorporation.

      The proposed Reincorporation will be effected by merging Mark VII Missouri into Mark VII Delaware, which was recently incorporated as a wholly-owned subsidiary of Mark VII Missouri for purposes of the merger, with Mark VII Delaware as the surviving corporation. In the Reincorporation, all outstanding shares of the common stock of Mark VII Missouri (the "Mark VII Missouri Common Stock") will be automatically converted, on a share-for-share basis, into comparable shares of common stock, par value $.10 per share, of Mark VII Delaware (the "Mark VII Delaware Common Stock").

      The principal purpose of this proposal is to have the Company governed by Delaware law which offers more certainty than Missouri law with respect to the conduct of the Company's legal affairs. The proposed Reincorporation will effect a change in the legal domicile of the Company and other changes of a legal nature, some of which are described in this Proxy Statement. However, the Reincorporation will not result in any significant change in the name, business, management, location of the principal executive offices, assets, liabilities or net worth of the Company.


      The Reincorporation proposal is not being proposed for approval by the Company's shareholders in order to prevent any known attempt to acquire control of the Company by means of a merger, tender offer solicitation in opposition to management or otherwise, to obtain representation on the Board of Directors or to take any significant action affecting the Company. However, certain effects of the proposed Reincorporation may be considered to have antitakeover implications. If the Reincorporation is approved, the Comany will be governed by the Certificate of Incorporation and Bylaws of Mark VII Delaware which contain certain provisions not included in the Articles of Incorporation and Bylaws of Mark VII Missouri that may have an antitakeover effect. These provisions are: (i) a classified board of directors; (ii) the inability of the shareholders to remove directors without cause; (iii) advance notice procedures to nominate candidates for election as directors and to bring proposals before a shareholders meeting; and (iv) the inability of the shareholders to call a special meeting of shareholders. These provisions may have the effect of making it more difficult for an unsolicited acquirer to gain control of the Company in that it will be more difficult to change the composition of the Board of Directors and to bring proposals before shareholder meetings. The Board of Directors has no current intention to propose measures that could have the effect of discouraging takeovers other than those proposed in this Proxy Statement. For additional information see "Antitakeover Effects of the Reincorporation" below.


      The affirmative vote of the holders of two-thirds of the issued and outstanding shares of Mark VII Missouri Common Stock will be required to approve the Reincorporation. If approved by the shareholders, it is anticipated the Reincorporation will be completed as soon as practicable after the Annual Meeting. However, the Reincorporation may be abandoned or delayed, either before or after shareholder approval, if circumstances arise which, in the opinion of the Board of Directors, make it inadvisable to proceed. Dissenters' rights of appraisal will not be available to shareholders of the Company in connection with the proposed Reincorporation.

PRINCIPAL REASON FOR THE REINCORPORATION

      The Board of Directors believes there are benefits to the Company and its shareholders in changing the state of incorporation of the Company from Missouri to Delaware and consequently becoming subject to a better known and more clearly defined body of corporate law which will afford the Company the flexibility and certainty it needs to operate effectively and efficiently. Delaware has followed a policy of encouraging incorporation in that state for many years and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware in a manner similar to that proposed by the Company. Because Delaware is the state of incorporation for many corporations, the Delaware judiciary has acquired significant expertise in dealing with corporate issues, and a substantial number of decisions have been rendered construing Delaware law and establishing public policies with respect to corporate legal affairs. As a consequence, Delaware corporate law has been, and is likely to continue to be, interpreted and explained more thoroughly than is the case with Missouri corporate law, thus tending to assure a significant measure of certainty to legal aspects of the conduct of the Company's business and a sound basis for its planning.

POSSIBLE DISADVANTAGES OF THE REINCORPORATION

      Although the Board of Directors unanimously believes that the proposed Reincorporation is in the best interests of the Company and its shareholders, it should be noted that Delaware law has been criticized by some commentators on the grounds that it does not afford minority shareholders the same substantive rights and protections as are available in a number of other states. For a comparison of shareholders' rights and the powers of management under Delaware law and Missouri law, see "Differences In Corporation Laws" below.

      Despite the unanimous belief of the Board of Directors as to the benefits to shareholders of the Company of the proposed Reincorporation, certain aspects of the proposed Reincorporation may be disadvantageous to the extent that such aspects have the effect of discouraging a future takeover attempt that is not approved by the Board of Directors, but that may be deemed by a majority of the Company's shareholders to be in their best interests (because, for example, the possible takeover could cause shareholders to receive a substantial premium for their shares over their then current market value or over the shareholders' cost basis in such shares). In addition, to the extent that the proposed Reincorporation will enable the Board of Directors to resist a takeover or a change in control of the Company, the Reincorporation could make it difficult to change the existing Board of Directors and management of the Company. See "Antitakeover Effects of the Reincorporation" below.

MECHANICS OF THE REINCORPORATION; MERGER AGREEMENT

      The proposed Reincorporation will be effected by merging Mark VII Missouri into Mark VII Delaware (the "Merger"), which is to be effected in accordance with the terms of an Agreement and Plan of Merger, a copy of which is attached to this Proxy Statement as Annex A (the "Merger Agreement"). Under the terms of the Merger Agreement, upon completion of the Merger, (i) Mark VII Missouri will cease to exist, (ii) Mark VII Delaware will be the surviving corporation and will operate the business of the Company under the same name, "Mark VII, Inc.," (iii) the shareholders of Mark VII Missouri automatically will become the shareholders of Mark VII Delaware, (iv) the shareholders' rights, as shareholders of Mark VII Delaware and no longer as shareholders of Mark VII Missouri, will be governed by Delaware law and the Certificate of Incorporation and Bylaws of Mark VII Delaware, copies of which are attached hereto as Annex B and Annex C, respectively, (v) all options and rights to purchase shares of Mark VII Missouri Common Stock automatically will be converted into options or rights to acquire an equal number of equivalent shares of Mark VII Delaware Common Stock, (vi) no change will occur in the physical location, business, management, assets, liabilities or net worth of the Company and (vii) the incumbent directors and officers of Mark VII Missouri will serve in their respective capacities as directors and officers of Mark VII Delaware.

      Pursuant to the Merger Agreement, on the effective date of the Merger, each outstanding share of Mark VII Missouri Common Stock will automatically be converted into one share of Mark VII Delaware Common Stock. All of the rights, powers, privileges and limitations of the Mark VII Delaware Common Stock will be identical to such rights, powers, privileges and limitations currently existing with respect to each share of Mark VII Missouri Common Stock. Each outstanding certificate representing shares of Mark VII Missouri Common Stock will continue to represent the same number of shares of Mark VII Delaware Common Stock. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS OF THE COMPANY TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF MARK VII DELAWARE. Shareholders may, however, exchange their certificates if they so choose. The Mark VII Missouri Common Stock is listed for trading on the Nasdaq National Market. Before the Merger, the shares of Mark VII Delaware Common Stock will be prequalified for such listing on the Nasdaq National Market under the same symbol ("MVII") as the shares of Mark VII Missouri Common Stock are currently traded on the Nasdaq National Market. After the Merger, shares of Mark VII Delaware Common Stock will be traded on the Nasdaq National Market without any interruption having occurred to the trading of the Mark VII Missouri Common Stock because of the Merger. There are no dividends in arrears or defaults in principal or interest with respect to any securities of the Company.

      As part of the proposed Reincorporation, Mark VII Delaware will assume all of the obligations of Mark VII Missouri under the 1995 Plan, the ISO Plan and the NQSO Plan (collectively, the "Plans"). If the Merger is approved, outstanding options to purchase Mark VII Missouri Common Stock assumed under the Plans will be exercisable for equivalent shares of Mark VII Delaware Common Stock, and all parties having participated in the Plans and holding such options will be entitled to purchase shares of Mark VII Delaware Common Stock. As part of the proposed Reincorporation, Mark VII Delaware also will assume all other employee benefit plans and arrangements of Mark VII Missouri. The shareholders' approval of the Merger will constitute their approval of the assumption by Mark VII Delaware of the Plans and all other employee benefit plans and arrangements of Mark VII Missouri.

      The Reincorporation will not result in any change to the daily business operations of the Company or the present location of the principal executive offices of the Company. Under generally accepted accounting principles, the Reincorporation will not result in any gain or loss to Mark VII Missouri or Mark VII Delaware. The consolidated financial condition and results of operations of Mark VII Delaware immediately after the Merger will be identical to that of Mark VII Missouri immediately prior to the Merger. Mark VII Delaware will succeed to all of the business, operations, properties and assets of Mark VII Missouri and will assume and become responsible for all of Mark VII Missouri's liabilities and obligations, without any changes in amounts or classifications. The Merger will not result in any change in the name, business, operations, properties, management or capitalization of the Company. The directors and officers serving Mark VII Missouri in such capacities immediately prior to the effective date of the Merger will hold the same offices with Mark VII Delaware immediately after the effective date of the merger.

      In accordance with Missouri law, the affirmative vote of the holders of at least two-thirds of the outstanding shares of Mark VII Missouri Common Stock is required for approval of the Merger Agreement and the other terms of the proposed Reincorporation. Other than this voting provision, there are no federal or state regulatory requirements with which the Company must comply.

      The Merger will be consummated as soon as practicable after the shareholders approve the Merger Agreement and the other terms of the proposed Reincorporation. However, pursuant to the provisions of Missouri law and the Merger Agreement, the Merger may be abandoned or delayed, either before or after shareholder approval has been obtained, if in the opinion of the Board of Directors circumstances arise which make proceeding with the Merger inadvisable.

      The discussion set forth below regarding the effects of the Merger on the rights of the Company's shareholders is qualified in its entirety by reference to the Merger Agreement, the Certificate of Incorporation of Mark VII Delaware and the Bylaws of Mark VII Delaware, attached to this Proxy Statement as Annexes A, B and C, respectively, and by reference to The General and Business Corporation Law of Missouri ("Missouri Law") and the General Corporation Law of the State of Delaware ("Delaware Law").

      APPROVAL BY SHAREHOLDERS OF THE PROPOSED REINCORPORATION WILL CONSTITUTE APPROVAL OF THE MERGER AGREEMENT, THE CERTIFICATE OF INCORPORATION OF MARK VII DELAWARE AND THE BYLAWS OF MARK VII DELAWARE.

SIGNIFICANT DIFFERENCES IN CORPORATION LAWS

      As a result of the Reincorporation, shareholders of Mark VII Missouri, whose rights are currently governed by Missouri Law, will become shareholders of Mark VII Delaware, with their rights governed by Delaware Law. The statutes and court decisions with respect to rights of shareholders of corporations incorporated under the laws of those two jurisdictions reflect a number of differences.

      The following discussion is intended only to highlight certain significant statutory differences between the rights of holders of Mark VII Missouri Common Stock as compared to the rights of holders of Mark VII Delaware Common Stock that will occur if the proposed Reincorporation is approved by the shareholders. The discussion does not purport to constitute a detailed comparison of the provisions of Missouri Law and Delaware Law. Shareholders are referred to those laws for a definitive treatment of the subject.

      Certain significant statutory differences between Missouri Law and Delaware Law which affect the rights of shareholders are as follows:

      (1)        Shareholder Vote for Mergers and for Dispositions of Assets.
In the area of mergers or other corporate reorganizations, and dispositions of corporate assets, Delaware Law differs from Missouri Law in a number of respects. Corporations incorporated under Delaware Law must obtain the affirmative vote (except as indicated below) of the holders of a majority of the outstanding shares of the corporation entitled to vote thereon to approve
(i) a merger of the corporation with or into another corporation, (ii) a sale or other disposition of all, or substantially all, of the corporation's assets or (iii) a voluntary dissolution of the corporation. In the same situations, Missouri Law requires the approval of two-thirds of the outstanding shares entitled to vote thereon. In addition, Delaware Law requires the approval and recommendation of the board of directors of a corporation for a merger or for a sale or other disposition of all, or substantially all, of a corporation's assets. Missouri Law does not require prior board of director approval for such actions, except for a merger.

      Delaware Law does not require a shareholder vote of the surviving corporation in a merger if (i) the merger agreement does not amend the existing certificate of incorporation, (ii) each outstanding share of the surviving corporation before the merger is unchanged, and (iii) the number of shares to be issued in the merger does not exceed 20% of the shares outstanding immediately prior to such issuance. Missouri Law has no such exception.

      (2) Dissenters' Appraisal Rights. Generally, Missouri Law gives dissenters' rights of appraisal in more situations than does Delaware Law.
Both Delaware Law and Missouri Law provide such rights to shareholders entitled to vote in merger transactions (except as indicated below). Missouri Law also provides for such rights in a sale of all, or substantially all, of the assets of a corporation, whereas Delaware Law does not.

      Delaware Law does not recognize dissenters' rights of appraisal in a merger or consolidation if the dissenting shares of the corporation are either listed on a national securities exchange or held of record by more than 2,000 shareholders, or if the corporation is the surviving corporation and no vote of its shareholders is required, subject to certain exceptions. Missouri Law has no such exception.

      Neither Delaware Law nor Missouri Law provides for dissenters' rights of appraisal in a merger of a parent corporation into a wholly-owned subsidiary. Therefore, the shareholders of Mark VII Missouri will not have dissenters' rights of appraisal with respect to the Merger.

      (3) Election of Directors. Under Missouri Law, unless a corporation's articles of incorporation or bylaws provide otherwise, directors are elected by a majority vote of the shares entitled to vote thereon and represented in person or by proxy. Under Delaware Law, unless a corporation's certificate of incorporation or bylaws provide otherwise, directors are elected by a plurality (a number greater than those cast for any other candidates) of the votes cast, in person or by proxy, and entitled to vote thereon. The Bylaws of Mark VII Delaware provide that shareholder votes in elections of directors shall be in accordance with Delaware Law. Thus, if the Reincorporation is approved, directors shall be elected by a plurality of the votes cast rather than by a majority vote of the shares entitled to vote thereon and represented in person or by proxy, as is currently the case under the Bylaws of Mark VII Missouri.


      (4) Removal of Directors. Under Missouri Law, unless a corporation's articles of incorporation or bylaws provide otherwise, a director may be removed without cause by shareholder vote; provided, however, that if the shareholders of such corporation have cumulative voting rights in elections of directors, if less than the entire board is to be removed, no one director may be removed if the votes cast against his or her removal would be sufficient to elect him or her if cumulatively voted at an election of the entire board of directors. Delaware Law differs from Missouri Law only with respect to a classified board of directors. Under Delaware Law, a director of a corporation with a classified board of directors can be removed only for cause, unless the corporation's certificate of incorporation otherwise provides. Missouri law has no such provision. The Certificate of Incorporation of Mark VII Delaware provides that directors may be removed only for cause. Thus, if the Reincorporation is approved by the shareholders of the Company, a director may only be removed by the shareholders of the Company for cause.

      (5) Cumulative Voting. Under Delaware Law, cumulative voting in the election of directors is not mandatory by statute but is permitted if included in the corporation's certificate of incorporation. Under Missouri Law, cumulative voting in the election of directors is mandatory unless otherwise provided in the corporation's articles of incorporation or bylaws. Shareholders of Mark VII Missouri do not currently have cumulative voting rights in elections of directors. This will not change in the Reincorporation because the Certificate of Incorporation of Mark VII Delaware does not provide for cumulative voting in the election of directors.

      (6) Preemptive Rights. Under Delaware Law, a corporation's shareholders do not have the preemptive right to acquire additional shares of the corporation's capital stock, unless such right is expressly granted in the corporation's certificate of incorporation. Under Missouri Law, a corporation's shareholders have the preemptive right to acquire additional shares of the corporation's capital stock, unless such right is limited or denied by the corporation's articles of incorporation. Shareholders of Mark VII Missouri do not currently have preemptive rights with respect to additional issuances of capital stock by the Company. This will not change in the Reincorporation because the Certificate of Incorporation of Mark VII Delaware does not provide for preemptive rights for shareholders.

      (7)        Inspection of Shareholders' List and Books and Records.
Missouri Law provides for an absolute right of inspection by a shareholder of the shareholders' list and books and records of the corporation. Delaware Law allows any shareholder to inspect the list of shareholders entitled to vote at a meeting for any purpose germane to the meeting and to inspect the shareholders' list and books and records of the corporation for a proper purpose. The Delaware courts have defined proper purpose as one reasonably related to such person's interest as a shareholder.

      (8) Limitation of Directors' Liability. Delaware Law permits provisions in a corporation's certificate of incorporation that eliminate or limit personal liability of directors for monetary damages for fiduciary breaches of care except where a director breaches a duty of loyalty, fails to act in good faith, engages in intentional misconduct, knowingly violates a law, pays an unlawful dividend or approves an illegal stock repurchase, or obtains an improper personal benefit. Missouri Law does not provide for such provisions. The Certificate of Incorporation of Mark VII Delaware contains a provision limiting the personal liability of its directors to the full extent provided under Delaware Law. It should be noted that, although the Board of Directors believes the limitation of personal liability of directors will enhance the ability of the Company to attract and retain outstanding members for its Board of Directors, there may be an inherent conflict of interest in the desire of the Board of Directors to have the benefit of such limitation of personal liability.

      (9) Shareholder Action without a Meeting. Under Missouri Law, shareholders of a corporation may take action without a meeting on any matter required, or permitted, to be taken at any annual or special meeting, by written consent of the holders of all of the corporation's outstanding shares entitled to vote. Under Delaware Law, unless a corporation's certificate of incorporation provides otherwise, shareholders of a corporation may take action without a meeting on any matter required, or permitted, to be taken at an annual or special meeting, by written consent of not less than the holders of the number of the corporation's outstanding shares entitled to vote that is required to adopt the action being taken. The Certificate of Incorporation of Mark VII Delaware provides that shareholders may act without a meeting by written consent of the holders of all of the corporation's outstanding shares entitled to vote. This is not a change from the current right of Mark VII Missouri shareholders to act without a meeting.

      (10) Voting Requirements for Business Combinations. Unless a corporation's certificate of incorporation provides otherwise, under Delaware Law a corporation is prohibited from engaging in any "business combination"

(defined to include generally any merger or consolidation, any sale, exchange or other disposition of 10% or more of the aggregate market value of the assets or stock of the corporation or certain issuances of any stock of the corporation) with an "interested shareholder" (defined generally as a person owning 15% or more of the corporation's voting stock) for a period of three years following the date that such person becomes an interested shareholder. This three-year moratorium does not apply if certain conditions are met.

      Under Missouri Law, a corporation is prohibited from engaging in any "business combination" (defined to include generally a merger or consolidation, a sale, exchange or other disposition of 10% or more of the aggregate market value of all assets or stock of the corporation, any issuance of capital stock of the corporation amounting to 5% or more of the aggregate market value of all assets or stock of the corporation, or certain other transactions which have the effect of disproportionately increasing the share ownership) with an "interested shareholder" (defined generally as the beneficial owner of at least 20% of the corporation's voting stock) for five years following the date such person becomes an interested shareholder, unless certain conditions are met.


      Neither the Articles of Incorporation or the Bylaws of Mark VII Missouri nor the Certificate of Incorporation or the Bylaws of Mark VII Delaware address the voting rights of shareholders in "business combinations". Thus, if the Reincorporation is approved, voting rights of shareholders with respect to "business combinations" will be governed by the provisions of Delaware Law rather than Missouri Law.


      (11) Control Share Acquisition Statute. Missouri Law contains a control share acquisition statute, which generally provides that any person or group of persons that acquires the power to vote more than specified levels (one-fifth, one-third or a majority) of the shares of certain Missouri corporations in transactions not approved by the corporation's board of directors will not have the right to vote such shares unless voting rights are granted by the affirmative vote of a majority of shares entitled to vote, excluding "interested shares." Interested shares generally are those shares held by the acquiring person, officers of the corporation and employees of the corporation who are also directors of the corporation.

      Delaware Law does not have a control share acquisition statute. Although the Articles of Incorporation of Mark VII Missouri expressly state that the Missouri control share acquisition statute does not apply to the Company, it could become applicable in the future by amendment of the Articles of Incorporation. If the Reincorporation is approved, however, this provision will not be available under Delaware Law by amendment of the Certificate of Incorporation of Mark VII Delaware or otherwise.

DIFFERENCES IN CORPORATE CHARTERS AND BYLAWS

      The Certificate of Incorporation and Bylaws of Mark VII Delaware contain several provisions which are not contained in, or differ from similar provisions contained in, the Articles of Incorporation and Bylaws of Mark VII Missouri. These provisions are intended to enhance the stability and continuity of the management of the Company and to promote orderly and consistent presentation of matters to be considered at meetings of shareholders. However, these provisions could also have the effect of discouraging an unsolicited attempt to gain control of or acquire the Company. See "Antitakeover Effects of the Reincorporation" below.

      (1) Classified Board of Directors. The Articles of Incorporation of Mark VII Missouri do not currently provide for a classified Board of Directors. The Certificate of Incorporation of Mark VII Delaware provides for three classes of directors, with one-third of the directors being elected each year. If the proposed Reincorporation is approved by the shareholders, the Board of Directors will be divided into three classes, each class consisting, as nearly as possible, of one-third of the total number of directors, with each class having a three-year term. As discussed in Proposal No. 1, if the Reincorporation is approved, the Board intends to place James T. Graves and Thomas J. Fitzgerald in a class of directors whose term of office will expire in 1997, J. Michael Head, David H. Wedaman and Dr. Jay U. Sterling in a class whose term of office will expire in 1998 and R.C. Matney, Douglass Wm. List and William E. Greenwood in a class whose term of office will expire in 1999.

      (2) Shareholder Power to Call Special Shareholders Meeting. Under Delaware Law and Missouri Law, special meetings of the shareholders may be called by the Board of Directors or by such person or persons as may be authorized by the certificate of incorporation or articles of incorporation, as the case may be, or by the bylaws. Mark VII Missouri's Bylaws currently provide that the holders of not less than one-fifth of all the outstanding shares entitled to vote at a special shareholders meeting have the right to call such a meeting.

      Under the Bylaws of Mark VII Delaware, a special meeting of shareholders may be called by the President or by the Board of Directors. Thus, if the Reincorporation is approved, the shareholders will no longer have the right to call a special meeting of shareholders. This would mean that shareholders could not force shareholder consideration of a proposal at a special meeting of shareholders over the opposition of the Board of Directors by calling a special meeting of the shareholders prior to such time as the Board of Directors believes such consideration to be appropriate. The Board of Directors believes the elimination of the right of shareholders to call a special meeting is important for the proper consideration of shareholder proposals. The Board believes that it is in the best position to determine those issues which are properly the subject of a special meeting of shareholders. Although this has the effect of precluding shareholder consideration of a proposal at a special meeting of shareholders over opposition of the Board, the Board of Directors believes that shareholders are provided a full opportunity to make proper proposals at duly convened shareholder meetings and to request that any such proposal be presented for consideration to other shareholders in the Company's annual proxy statement.

      (3) Removal of Directors. The Bylaws of Mark VII Missouri currently provide that a director may be removed without cause by a two-thirds affirmative shareholder vote. The Certificate of Incorporation of Mark VII Delaware provides for a classified board of directors. Accordingly, the Bylaws of Mark VII Delaware provide that directors may be removed only for cause.

      (4) Shareholder Nominations for Director and Proposals for Matters to be Considered at the Annual Meeting. The Bylaws of Mark VII Missouri currently do not address the issue of shareholder nominations for elections of directors or shareholder proposals for matters to be considered at the annual meeting of shareholders. The Bylaws of Mark VII Delaware set forth certain requirements for shareholders to meet in order to submit nominations for election of directors or proposals for consideration at the annual meeting of shareholders. In order to submit a nomination(s) or proposal(s), a shareholder must notify the Secretary of Mark VII Delaware of such nomination(s) or proposal(s) not less than sixty 60 days prior to the first anniversary of the preceding year's annual meeting (with certain exceptions if the annual meeting to which such nomination(s) or proposal(s) is being submitted is advanced or delayed). In addition, the notification must contain certain specific information regarding the shareholder submitting the nomination(s) or proposal(s) and regarding the person(s) being nominated or the proposal(s) being submitted. If a special meeting of shareholders is called for the purpose of electing director(s), shareholder nominations must be submitted not later than the tenth day following the day on which a public announcement is first made of the date of the special meeting and of the nominee(s) proposed by the Board of Directors.

      The Board of Directors believes it is important to the orderly conduct of the annual meeting that these requirements with respect to director nominations and shareholder proposals be instituted. The advance notice and information requirement will facilitate full and fair review of each nomination and proposal by the Company by making available to the Company time to review such nominations and proposals. The Board believes that full and fair review of each nomination and proposal is an integral part of corporate governance and is in the best interests of the Company and its shareholders.

      (5) Limitation of Personal Liability of Directors. As discussed above, Missouri Law does not contain a provision permitting a corporation to limit the personal liability of its directors. Delaware Law does contain such a provision and, accordingly, for the reasons discussed above, the Certificate of Incorporation of Mark VII Delaware includes a provision to limit the personal liability of the Company's directors to the fullest extent permitted under Delaware Law. See "Significant Differences in Corporation Laws" above.

      (6) Inspection of Shareholders List and Corporate Records. As discussed in "Significant Differences in Corporation Laws" above, the Bylaws of Mark VII Missouri currently provide for the absolute right of the Company's shareholders to inspect the shareholders list prepared for shareholders meetings and the books and records of the Company for any reason. Under the Bylaws of Mark VII Delaware, a shareholder will be permitted to inspect the list of shareholders entitled to vote at a shareholders meeting for any reason germane to the meeting and to inspect the books and records of the Company for any reason reasonably related to such shareholder's interest as a shareholder.

ANTITAKEOVER EFFECTS OF THE REINCORPORATION


      The Reincorporation proposal is not being proposed for approval by the Company's shareholders in order to prevent any known attempt to acquire control of the Company by means of a merger, tender offer solicitation in opposition to management or otherwise, to obtain representation on the Board of Directors or to take any significant action affecting the Company. However, certain effects of the proposed Reincorporation may be considered to have antitakeover implications. If the Reincorporation is approved, the Company will be governed by the Certificate of Incorporation and Bylaws of Mark VII Delaware which contain certain provisions not included in the Articles of Incorporation and Bylaws of Mark VII Missouri that may have an antitakeover effect. These provisions are: (i) a classified board of directors; (ii) the inability of the shareholders to remove directors without cause; (iii) advance notice procedures to nominate candidates for election as directors and to bring proposals before a shareholders meeting; and (iv) the inability of the shareholders to call a special meeting of the shareholders. These provisions may have the effect of making it more difficult for an unsolicited acquirer to gain control of the Company in that it will be more difficult to change the composition of the Board of Directors and to bring proposals before shareholder meetings. The Board of Directors has no current intention to propose measures that could have the effect of discouraging takeovers other than those proposed in this Proxy Statement.


      The Board of Directors believes, notwithstanding the possible antitakeover effects, that there are benefits to the Company and its shareholders from these provisions in the Certificate of Incorporation and Bylaws of the Company to the extent that such provisions have the effect of making it more difficult for a potential acquirer to effect a takeover or change in control of the Company without management's consent and the consent of the Company's shareholders. The Board believes that unsolicited takeover attempts may be unfair or disadvantageous to the Company and its shareholders because: (i) a non-negotiated takeover bid may be timed to take advantage of temporarily depressed stock prices; (ii) a non-negotiated takeover bid may be designed to foreclose or minimize the possibility of more favorable competing bids; and (iii) a non-negotiated takeover bid may involve the acquisition of only a controlling interest in the Company's stock, without affording all shareholders the opportunity to receive the same economic benefits. By contrast, in a transaction in which an acquirer must negotiate with an independent board of directors, such board of directors can and should take account of the underlying and long-term values of the Company's assets, the possibilities for alternative transactions on more favorable terms, the anticipated favorable developments in the Company's business not yet reflected in the stock price and the equality of treatment of all the Company's shareholders.

      (1) Board of Director Classification. The Board of Directors believes that a classified Board will facilitate continuity and stability of leadership and policy by assuring that experienced personnel familiar with the Company and its business will be on the Board at all times. The classification of the Board of Directors is also intended to prevent precipitous changes in the composition of the Board and the manner of its selection and, thereby, to moderate those changes in the Company's policies, business strategies and operations which the Board of Directors does not deem to be in the best interests of the Company and its shareholders.

      Although the Company knows of no events which would be likely to result in such a change, the Board of Directors has determined that the use of certain disruptive and potentially unfair tactics with a pretense to gain control of corporations make adoption of a classified board a prudent measure for the protection of the Company's shareholders. The classification of the Board of Directors makes it a more time consuming process to change the majority control of the Board of Directors and, thus, reduces the Company's vulnerability to an unsolicited proposal to do so. The classification of the Board of Directors is also intended to encourage persons seeking to acquire control of the Company to initiate such an acquisition through arms'-length negotiations with Company management and the Board of Directors, who would then be in a position to negotiate a transaction which is fair to all of the Company's shareholders.

      Under the Articles of Incorporation and Bylaws of Mark VII Missouri, it currently takes one annual meeting to replace a majority of the directors. Under the Certificate of Incorporation and Bylaws of Mark VII Delaware, it will take two annual meetings to change the majority of the Company's directors. This change in the amount of time required to replace a majority of the members of the Board of Directors is not for the purpose of eliminating the voting powers of any particular block of common stock or to frustrate accumulations of such blocks. The Board of Directors believes that it is in the best interest of the Company and its shareholders to ensure continuity of management despite the absence of problems with respect to such continuity in the past.

      (2) Director Removal for Cause. As discussed in the preceding section, the Board of Directors believes that a stable management provides benefits to the Company and its shareholders to the extent that continuity of management provides continuity of decision making and consequently allows increased long term planning. Further, a strengthened management structure will allow the Company to make more efficient use of the experience of current management and makes it more likely that the Company will not be without experienced Directors. To this end, and as a function of the classification of the Board of Directors, if the proposed Reincorporation is approved, directors of the Company may be removed only for cause.

      (3) Advance Notice for Shareholder Nominations and Proposals. The Board of Directors is aware of an increasing number of shareholders who are interested in making proposals for nominations for directors and other businesses at the meetings of public companies, in general. The Board believes that each such nomination and proposal is an integral part of corporate governance and that each should receive full and fair review by means of a process designed to provide each adequate review by the Company. The Board of Directors believes that there are benefits to the Company and its shareholders from the advance notice requirements to the extent that this proposal has the effect of making available to the Company time to review shareholder nominations and proposals fully. Accordingly, the Reincorporation will require a shareholder interested in submitting a nomination or proposal to the Company to notify the Secretary of the Company of such nomination or proposal not less than sixty (60) days prior to the first anniversary of the preceding year's annual meeting (with certain exceptions, if the annual meeting to which such nominations or proposal is being submitted is advanced or delayed), and to notify the Secretary of a nomination for director not later than the tenth day following the public announcement of a special meeting called for the purpose of electing directors. In addition, the notification must contain certain specific information regarding the shareholder submitting the nomination or proposal and regarding the person being nominated or the proposal being submitted. This provision should help promote fully informed shareholder decisions and the orderly conduct of the annual meeting.


      (4) Shareholder Inability to Call a Special Meeting of Shareholders. The Board of Directors believes the elimination of the right of shareholders to call a special meeting of shareholders is important for the proper consideration of shareholder proposals. The Board believes that it is in the best position to determine those issues which are properly the subject of a special meeting of shareholders. Although this has the effect of precluding shareholder consideration of a proposal at a special meeting of shareholders over opposition of the Board, the Board of Directors believes that shareholders are provided a full opportunity to make proper proposals at duly convened shareholder meetings and to request that any such proposal be presented for consideration to other shareholders in the Company's annual proxy statement. However, the elimination of the right of shareholders to call a special meeting of shareholders could have the effect of making it more difficult to attempt to obtain control of the Company or to acquire the Company because a proposal to replace the Board of Directors or to acquire the Company could be delayed until the next annual meeting of shareholders, unless a special meeting is called by the Board of Directors.

      (5) Combined Antitakeover Effects of the Reincorporation. Certain aspects of the Reincorporation may be disadvantageous to shareholders of the Company because such aspects may limit the shareholders' flexibility to determine the composition of the Board of Directors or to make other changes, even in circumstances where a majority of the shareholders may be dissatisfied with the performance of the incumbent directors or otherwise desire to make changes. The provisions may also discourage future attempts to acquire control of the Company even though a majority of the shareholders might believe it is in their best interests or in which they might receive a substantial premium. The provisions may enable the Board to resist change and otherwise thwart the desires of a majority of the shareholders. Under Delaware Law, however, the Board has a fiduciary duty to act in the best interests of shareholders. This duty offsets to a great extent the potential disadvantages to shareholders of any of the provisions.

FEDERAL TAX CONSEQUENCES OF THE MERGER

      The Reincorporation is intended to qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). Provided that the Reincorporation does so qualify under the Code, (i) no gain or loss will be recognized by holders of Mark VII Missouri Common Stock upon the receipt of shares of Mark VII Delaware Common Stock, (ii) no gain or loss will be recognized to Mark VII Missouri or to Mark VII Delaware as a result of the Reincorporation, (iii) Mark VII Delaware will succeed, without adjustments, to the tax attributes of Mark VII Missouri, (iv) each shareholder will have the same basis in the Mark VII Delaware Common Stock received (or deemed to be received) by such shareholder as such shareholder had in the Mark VII Missouri Common Stock held by such shareholder immediately prior to the effective date of the Merger and (v) each shareholder's holding period for the Mark VII Delaware Common Stock will include the period during which such shareholder held the corresponding Mark VII Missouri Common Stock, provided the Mark VII Missouri Common Stock was held as a capital asset at the time of the merger.

      In order for the Reincorporation to qualify as a reorganization under the Code, certain requirements must be satisfied, including, without limitation, the so-called "continuity of interest requirement." In order to satisfy the continuity of interest requirement, holders of Mark VII Missouri Common Stock must not, pursuant to a plan or intent existing at or prior to the Reincorporation, dispose of or transfer so much of either (i) shares of Mark VII Missouri Common Stock in anticipation of the Reincorporation or (ii) shares of Mark VII Delaware Common Stock to be received in the Reincorporation, such that the Mark VII Missouri shareholders, as a group, would no longer have a significant equity interest in the business being conducted by Mark VII Delaware after the Reincorporation.

VOTE REQUIRED

      The affirmative vote of at least two-thirds of the outstanding shares of common stock of the Company is required for the approval of the proposed Reincorporation. A vote for the proposal will constitute specific approval of the Merger Agreement and approval of all other documents, transactions and proceedings related to the Reincorporation described in this Proxy Statement. Proxies solicited by management will be voted "FOR" the proposal unless a vote against the proposal or abstention is specifically indicated.

VOTE OF THE BOARD OF DIRECTORS OF MARK VII MISSOURI

      The Board of Directors of Mark VII Missouri, after review of the above proposal and for the reasons discussed above, unanimously approved the Reincorporation of Mark VII Missouri to Delaware in the manner set forth above.


   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

            PROPOSAL NO. 3 - PROPOSAL TO APPROVE AN AMENDMENT OF THE
                       1995 OMNIBUS STOCK INCENTIVE PLAN

GENERAL

         The Board of Directors has adopted, subject to shareholder approval, Amendment No. 1 to the 1995 Plan ("Amendment No. 1"). If Amendment No. 1 is approved by the shareholders, the 1995 Plan will be amended as follows:

                 (i) the first sentence of Article V will be amended to include all employees of the Company as eligible participants under the 1995 Plan rather than only employees who have executive, managerial, supervisory or professional responsibilities;

                 (ii) Section 6.2(a) will be amended to provide that (x) the exercise price set by the Plan Committee (as defined in the 1995 Plan) in the case of non-qualified stock options shall not be less than 100% of the Fair Market Value (as defined in the 1995 Plan) of the common stock on the date of the grant of such non-qualified options, rather than the current requirement that the exercise price for such non-qualified options be established at not less than 85% of the Fair Market Value of the common stock on the date of grant and (y) the exercise price of stock options shall not be repriced once such options are granted; and

                 (iii) Section 9.3 will be amended to increase from 75 to 200 the number of shares awarded each quarter as compensation to each Non-Employee Director (as defined in the 1995 Plan).

         The affirmative vote of the holders of a majority of the issued and outstanding shares of the Company's common stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to approve Amendment No 1.

         The full text of the 1995 Plan, as amended by this proposal, is set forth in Annex D attached to this Proxy Statement and the full text of Amendment No. 1 is set forth in Annex E attached to this Proxy Statement.
The following summary of the provisions of Amendment No. 1 and the 1995 Plan, as amended by this proposal, is qualified in its entirety by reference to the 1995 Plan and Amendment No. 1 as set forth in Annex D and Annex E, respectively.

EFFECTS OF AMENDMENT NO. 1

         (1) Increase in Eligible Employees. Article V of the 1995 Plan currently provides that awards may be granted only to employees of the Company who have executive, managerial, supervisory or professional responsibilities. The 1995 Plan was designed to enable such personnel of the Company to acquire or increase their ownership of the common stock of the Company on reasonable terms. The opportunity so provided was intended to foster in participants a strong incentive to put forth maximum effort for the continued success and growth of the Company, to aide in retaining individuals who put forth such efforts and to assist in attracting the best available individuals in the future. Towards these objectives, the 1995 Plan provides for the granting of stock options, restricted stock awards, performance share awards and other incentive awards.

         The Board of Directors of the Company believes that it is in the best interests of the Company to include all employees of the Company as eligible participants under the 1995 Plan. This change would permit the Company to grant awards under the 1995 Plan to all employees as incentives to work toward the success of the Company. This change would not add any new "insiders" (as such term is defined for purposes of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder) as eligible participants under the 1995 Plan because all such "insiders" are currently eligible for awards. Furthermore, Amendment No. 1 would not increase the number of shares of common stock available for awards under the 1995 Plan.

         (2) Requirement of Fair Market Value as Lowest Possible Exercise Price. Section 6.2(a) currently provides that the Plan Committee has the discretion to grant non-qualified stock options with an exercise price equal to or greater than 85% of the Fair Market Value of the common stock on the date of grant of such non-qualified stock options. In addition, Section 6.2(a) currently does not prohibit the Plan Committee from repricing the exercise price of stock options subsequent to the date of the grant of such options.

      Although not required by the 1995 Plan, the Plan Committee has maintained a policy that the exercise price for any options to purchase shares of common stock granted by the Company shall not be less than the Fair Market Value of the common stock on the date of the grant of such options and that the exercise price of such options shall not be repriced. If Proposal No. 3 is approved by the shareholders, the 1995 Plan will provide that no stock option may be granted with an exercise price less than the Fair Market Value of the common stock on the date of grant of such option and that the exercise price of a stock option cannot be repriced once such option is granted.

         (3)     Increase in Number of Non-Employee Director Shares.  Section
9.3 currently provides for an automatic award of 75 shares of common stock to each Non-Employee Director of the Company on the last day of each calendar quarter during which such individual serves as a Non-Employee Director.

      The Board of Directors believes that it is in the best interests of the Company to increase the number of shares automatically granted to each Non-Employee Director from the current 75 per calendar quarter to 200 per calendar quarter. The shareholders approved the award of 75 shares of common stock each calendar quarter to Non-Employee Directors pursuant to the 1995 Plan as compensation for their services as directors of the Company at the 1995 annual meeting of shareholders of the Company. One of the objectives in compensating Non-Employee Directors pursuant to the 1995 Plan in shares of common stock is to link director compensation to shareholder returns. The recommendation to increase the number of shares awarded each calendar quarter from 75 to 200 is the result of an overall review by the Board of Directors of all aspects of the Company's director compensation program. The Board believes it is important for the long range success of the Company to continue to attract and retain high quality individuals to serve as Non-Employee Directors of the Company. The proposed increase in the number of Non-Employee Director shares of common stock awarded each quarter is viewed by the Company as important to its ability to maintain a competitive compensation package in order to continue to attract and retain the most talented and qualified individuals to serve as Non-Employee Directors.

SUMMARY OF THE 1995 PLAN, AS AMENDED

         The 1995 Plan is designed to enable employees of the Company to acquire or increase their ownership of the common stock of the Company on reasonable terms. The opportunity so provided is intended to foster in participants a strong incentive to put forth maximum effort for the continued success and growth of the Company, to aide in retaining individuals who put forth such efforts and to assist in attracting the best available individuals in the future. Towards these objectives, the 1995 Plan provides for the granting of stock options, restricted stock awards, performance share awards and other incentive awards.

         Administration. The 1995 Plan provides for administration by the Compensation/Stock Option Committee of the Board, or another committee designated by the Board, consisting of two or more disinterested directors (the "Plan Committee"). Members of the Plan Committee may participate in the 1995 Plan, but only to the extent set forth below in the sections titled "Non-Employee Director Options" and "Non-Employee Director Stock Awards."
Among the powers granted to the Plan Committee are the powers to interpret the 1995 Plan, establish rules and regulations for its operation, select employees of the Company and its subsidiaries to receive awards and determine the timing, form, amount and other terms and conditions pertaining to any award.

         Eligibility for Participation. Awards may be granted under the 1995 Plan to any or all employees of the Company or a subsidiary of the Company. Officers shall be employees for this purpose, whether or not they are also directors. Awards may also be granted to directors who are not employees of the Company or its subsidiaries, but only to the extent set forth below in the sections titled "Non-Employee Director Options" and "Non-Employee Director Stock Awards." The approximate number of employees who are eligible to participate in the 1995 Plan as of April [___] is [____].

         Type of Awards. The Plan provides for the granting of any or all of the following types of awards: (i) stock options, including non-qualified stock options and stock options intended to qualify as "incentive stock options" under Section 422 of the Code, (ii) performance shares, (iii) restricted common stock, (iv) common stock, and (v) any other incentive award of, or based on, the Company's common stock which is established by the Plan Committee and which is consistent with the 1995 Plan's purpose. The awards may be granted singly, in combination or in tandem as determined by the Plan Committee.

         Amendment of 1995 Plan. The Company, through the Board, may suspend or terminate the 1995 Plan. In addition, the Board may, from time to time, amend the 1995 Plan in any manner, but may not, without shareholder approval, adopt any amendment which would materially increase the aggregate number of shares of common stock which may be issued under the 1995 Plan (except for certain antidilution provisions specified in Article X of the 1995 Plan), materially increase the benefits accruing to Insider Participants (as defined in the 1995 Plan) or materially modify the 1995 Plan's eligibility requirements. Notwithstanding the foregoing, certain amendments to the provisions of the 1995 Plan governing non-employee director awards may not be amended more than once every six months (even with shareholder approval), other than to conform with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations thereunder.

      Other Components of the 1995 Plan. The 1995 Plan authorizes the Plan Committee to grant awards during the period beginning on the date the 1995 Plan is approved by the shareholders until expiration of the 1995 Plan ten years after such date. An aggregate of 600,000 shares of common stock is reserved for use in connection with awards under the 1995 Plan. Any shares of common stock related to awards which terminate by expiration, forfeiture, cancellation or otherwise without the issuance of shares of common stock, are settled in cash in lieu of common stock, or are exchanged in the Plan Committee's discretion for awards not involving shares of common stock, will again be available for use in connection with awards under the 1995 Plan.

         Stock Options. Under the 1995 Plan, the Plan Committee may grant awards in the form of options to purchase shares of the Company's common stock (an "Option"). The Committee will, with regard to each Option, determine the number of shares subject to the Option, the manner and time of the Option's exercise, and the exercise price per share of stock subject to the Option. The exercise price of an Option may, at the discretion of the Plan Committee, be paid by a participant in cash, shares of the Company's common stock, a combination thereof, or such other consideration as the Plan Committee may deem appropriate. The Plan Committee may grant non-qualified options or incentive stock options which satisfy the applicable requirements of Section 422 of the Code.

         Non-Employee Director Options. The 1995 Plan automatically grants an option to purchase 2,000 shares of common stock to each person who is a Non-Employee Director of the company on the date he or she becomes a Non-Employee Director and, thereafter, on each May 17 occurring in a calendar year subsequent to the year in which he or she becomes a Non- Employee Director if he or she continues to serve in such capacity on each such anniversary.
Each Director Option (as defined in the 1995 Plan) is exercisable immediately with respect to the shares to which it relates. The exercise price per share shall be equal to the Fair Market Value, which is the last sale price per share on the Nasdaq Stock Market of one share of common stock on the date the Director Option is granted. The period within which each such option may be exercised shall expire three years from the date the option is granted, unless it expires sooner due to the death of the optionee, or is fully exercised prior to the end of such three year period. Payment of the option price may be paid in full in cash or by check, bank draft or money order payable to the order of the Company concurrently with the exercise of the option. Director Options shall be forfeited if the directorship of an optionee is terminated on account of any act of fraud, intentional misrepresentation, embezzlement, misappropriation or conversion of assets or opportunities of the Company or any of its subsidiaries.

         Performance Shares. The 1995 Plan also allows for the granting of performance shares. Under the 1995 Plan, "Performance Share Award" means units which are expressed in terms of common stock of the Company. Such awards will be contingent upon the attainment over a period to be determined by the Plan Committee of certain performance objectives. The performance objectives to be achieved during a performance period and the measure of whether and to what degree such objectives have been attained will also be determined by the Plan Committee.

         Restricted Stock Awards. The 1995 Plan authorizes the Plan Committee to grant awards in the form of restricted shares of the Company's common stock ("Restricted Stock Awards"). Such awards will be subject to such terms, conditions, restrictions and/or limitations, if any, as the Plan Committee deems appropriate including, but not limited to, restrictions on transferability and continued employment.

         Other Incentive Awards. Under the 1995 Plan, the Plan Committee also has the discretion to grant other types of awards under which the Company's common stock is or may in the future be acquired by a participant. Such awards may include grants of debt securities convertible into or exchangeable for shares of the Company's common stock upon the attainment of performance goals or such other conditions as the Plan Committee shall determine.

         Non-Employee Director Stock Awards. An award of 200 shares of the Company's common stock shall be automatically awarded (i) on the last day of June each year to each person who is a Non-Employee Director on such date and
(ii) on the last day of each subsequent calendar quarter during which such individual has continued to serve as a Non-Employee Director ("Director Stock Awards"). An individual who becomes a Non-Employee Director subsequent to May 22, 1996 shall be awarded 200 shares of common stock on the last day of each calendar quarter during which such individual serves as a Non-Employee Director.

         Other Terms of Awards. Options will be exercisable for, and Restricted Stock Awards will be made in, common stock of the Company. Performance Share Awards may be paid in cash, common stock or a combination of cash and common stock, as the Plan Committee shall determine. If an award is granted in the form of a Restricted Stock Award, Option or Performance Share Award, the Plan Committee may include as part of such award an entitlement to receive dividends or dividend equivalents.

         The 1995 Plan provides for the forfeiture of awards under certain circumstances as determined by the Plan Committee. The 1995 Plan authorizes the Plan Committee to promulgate administrative guidelines for the purpose of determining what treatment will be afforded to a participant under the 1995 Plan in the event of his death, disability, retirement or termination for an approved reason.

         Upon granting of any award, the Plan Committee may, by way of an award notice or otherwise, establish such other terms, conditions, restrictions and/or limitations governing the granting of such award as are not inconsistent with the 1995 Plan. In addition, the Plan Committee may modify the terms and conditions of awards under certain circumstances.

         Change of Control Event. Upon the occurrence of a Change of Control Event (as defined in the 1995 Plan), a participant may be entitled to the following treatment: (i) all of the participant's outstanding awards would become immediately vested, fully earned, exercisable, and/or in the case of Options, converted into stock appreciation rights, as appropriate, and (ii) the Company would make full payment to each such participant with respect to any Performance Share Award, stock appreciation right or other incentive award, deliver certificates to such participant with respect to each Restricted Stock Award and permit the exercise of Options, respectively, granted to such participant.

         Federal Tax Treatment. Under current federal tax law, the following are the federal tax consequences generally arising with respect to awards under the 1995 Plan.

         A participant who is granted an incentive stock option does not realize any taxable income at the time of the grant or at the time of exercise. Similarly, the Company is not entitled to any deduction at the time of grant or at the time of exercise. If the participant makes no disposition of the shares acquired pursuant to an incentive stock option before the later of two years from the date of grant of such option and one year of the transfer of such shares to him, any gain or loss realized on a subsequent disposition of the shares will be treated as a long-term capital gain or loss. Under such circumstances, the Company will not be entitled to any deduction for federal income tax purposes. Conversely, if the participant disposes of shares of common stock acquired pursuant to an incentive stock option before the later of two years after the date of grant of such option and one year after the transfer of such shares to him, any gain or loss realized will be treated as ordinary income and the Company will be entitled to a deduction for federal income tax purposes.

         A participant who is granted a non-qualified stock option does not have taxable income at the time of grant, but does have taxable income at the time of exercise equal to the difference between the exercise price of the shares acquired pursuant to such option and the market value of the shares on the date of exercise. The Company is entitled to a corresponding deduction for federal income tax purposes in the same amount.

         A participant who has been granted a Performance Share Award will not realize taxable income at the time of the grant, and the Company will not be entitled to a deduction at such time. A participant will realize ordinary income at the time the award is paid and the Company will have a corresponding deduction.

         A participant who has been granted a Restricted Stock Award generally will not realize taxable income at the time of the grant, and the Company will not be entitled to a deduction at the time of the grant, assuming that the restrictions constitute a substantial risk of forfeiture for federal income tax purposes. When such restrictions lapse, the participant will realize taxable income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. The Company will be entitled to a corresponding deduction. Although a recipient of a Restricted Stock Award is not normally taxed at the time of grant, such recipient may elect under Section 83(b) of the Code to pay income tax at that time. In such a case, the recipient will recognize taxable income in an amount equal to the excess of the fair market value of the shares at the time of grant over the amount, if any, paid for such shares. The Company will be entitled to a corresponding deduction at such time.

         The award of an outright grant of non-restricted common stock to a participant will produce immediate tax consequences for both the participant and the Company. The participant will be treated as having received taxable compensation in an amount equal to the then fair market value of the common stock distributed to him. The Company will receive a corresponding deduction for the same amount.

OTHER INFORMATION

         The last sale price of the Company's common stock reported by the Nasdaq Stock Market on April [____], 1996 was $__________ per share.

NEW PLAN BENEFITS


                                                                1995 Omnibus Stock Incentive Plan
                                                            ----------------------------------------
    Name and Position                                       Value(1)                 Number of Units
- ------------------------------------                        -----                    ---------------
Non-Executive Officer Director Group                          $56,200                   3,200  (2)
                                                                    0                   8,000  (3)



   (1) The value of Director Stock Awards is based on the fair market value of such stock on the date of the award. See "Non-Employee Director Stock Awards." The exercise price per share of Director Options is the fair market value of one share of common stock on the date of grant which was $16.25. See "Non-Employee Director Options." The value of Director Options is based on the fair market value of common stock at year end, $16.125. The dollar values set forth in this column are based on what such values would have been if Director Stock Awards and Director Options had been awarded in 1995 under the provisions of the 1995 Plan, as amended by Amendment No. 1.


   (2) Based on Director Stock Awards of 200 shares of common stock per quarter to each of the four Non-Employee Directors.

   (3) Based on annual grants of Director Options to purchase 2,000 shares of common stock to each of the four Non-Employee Directors.

        The benefits and amounts that will be received by employees of the Company who are eligible to participant in the 1995 Plan are not presently determinable.


          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Transactions with affiliates of the Company have been and will be made on terms no less favorable to the Company than could be obtained from unaffiliated third parties. In addition, the Board has adopted a formal policy of not entering into transactions with officers or affiliates of the Company unless the Board makes a specific finding that not to enter into such transaction would be contrary to the best interests of the Company and its public shareholders. Any such transactions, including loans, with officers or affiliates and/or shareholders of the Company require the approval of a majority of the disinterested directors.

      H.B. Oppenheimer, a former director who resigned February 22, 1995, billed the Company for financial consulting services performed by H. B. Oppenheimer & Company Incorporated, an investment banking firm of which Mr. Oppenheimer is President and Chief Executive Officer ("HBOC"). In connection with the Asset Sale and the concurrent spin-off of the Company's truckload operations and the related refinancing of the Company's lines of credit and equipment leases and loans, HBOC received fees of $281,806 in 1995.


                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

      For the Company's 1995 fiscal year, Arthur Andersen LLP audited the consolidated financial statements of the Company, including reports to the SEC and others. It is anticipated that representatives of Arthur Andersen LLP will attend the Annual Meeting, will have the opportunity to make a statement and will be available to respond to questions by shareholders.

      Company management and the Audit Committee of the Board of Directors will make their recommendation with respect to the method of selection and/or retention of an independent public accounting firm for the year 1996 at a meeting of the Board of Directors subsequent to the Annual Meeting of Shareholders.

                             SHAREHOLDER PROPOSALS

      In the event any shareholder intends to present a proposal at the Annual Meeting of Shareholders to be held in 1997, such proposal must be received by the Company, in writing, on or before December [__], 1996, to be considered for inclusion in the Company's next voting Proxy and Proxy Statement.



                                        BY ORDER OF THE BOARD OF DIRECTORS




                                        JAMES T. GRAVES
                                        Secretary



April [__], 1996

                                                                         ANNEX A


                          AGREEMENT AND PLAN OF MERGER



      AGREEMENT AND PLAN OF MERGER (the "Merger Agreement") dated as of __________________, 1996, by and between MARK VII, INC., a Missouri corporation ("Mark VII Missouri"), and MARK VII, INC., a Delaware corporation and wholly-owned subsidiary of Mark VII Missouri ("Mark VII Delaware") (Mark VII Missouri and Mark VII Delaware are referred to herein together as the "Constituent Corporations").

      WHEREAS, pursuant to the provisions of Section 253 of the Delaware General Corporation Law (the "DGCL") and Section 351.447 of The General and Business Corporation Law of Missouri (the "MGBCL"), Mark VII Delaware and Mark VII Missouri desire to merge into a single corporation, with Mark VII Delaware to be the surviving corporation;

      WHEREAS, the respective Board of Directors of each of the foregoing named corporations have deemed it advisable and in the best interests of said corporations and their respective stockholders for the purpose of effectuating the reincorporation of Mark VII Missouri in the State of Delaware that Mark VII Missouri be merged with and into Mark VII Delaware (the "Merger"), with Mark VII Delaware to be the surviving corporation pursuant to this Merger Agreement and applicable law;

      WHEREAS, the respective Board of Directors of each of the foregoing named corporations have duly authorized the execution and delivery of this Merger Agreement by the President or any Vice President, respectively, of each of said corporations; and

      WHEREAS, Mark VII Delaware is a wholly-owned subsidiary of Mark VII Missouri.

      NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained, the parties hereto agree as follows:

      1. THE MERGER. Upon the terms and subject to the conditions of this Merger Agreement, and in accordance with the DGCL and the MGBCL, Mark VII Missouri shall be merged with and into Mark VII Delaware, and the separate existence of Mark VII Missouri shall cease. Following the Merger, Mark VII Delaware shall be the surviving corporation and shall be governed by the laws of the State of Delaware.

      2. EFFECTIVE TIME. The Merger shall be effective as of the filing of Articles of Merger with the Missouri Secretary of State and a Certificate of Merger with the Delaware Secretary of State in accordance with the relevant provisions of the DGCL and the MGBCL, respectively (the "Effective Time").

      3. EFFECTS OF THE MERGER. At the Effective Time, the Merger shall have the effects as set forth in Section 259 of the DGCL with respect to Mark VII Delaware and Section 351.450 of the MGBCL with respect to Mark VII Missouri. Without limiting the foregoing sentence, as of the Effective Time, the identity, existence, purposes, powers, objects, franchises, privileges, rights and immunities of Mark VII Delaware shall continue in effect and unimpaired by the Merger and Mark VII Delaware shall possess all the rights, privileges, immunities, powers and franchises, both of a public and a private nature, and be subject to all the restrictions, disabilities and duties of the Constituent Corporations, and all property, real, personal and mixed, of and all debts due to, each of the Constituent Corporations on whatever account, for stock as well as for all other choses or things in action, or belonging to either of the Constituent Corporations shall be vested in Mark VII Delaware, and all and every other interest shall be thereafter the property of Mark VII Delaware, as they were of the respective Constituent Corporations, and the title to any real estate, vested by deed or otherwise in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the Merger; provided, however, that all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved unimpaired, limited in lien to the property affected by such liens at the Effective Time, and all debts, liabilities and duties of either of the Constituent Corporations shall thenceforth attach to Mark VII Delaware and may be enforced against Mark VII Delaware to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

      4. CERTIFICATE OF INCORPORATION AND BYLAWS. The Certificate of Incorporation of Mark VII Delaware, as in effect immediately prior to the Effective Time, shall be the Certificate of Incorporation of Mark VII Delaware until the same is altered or amended in accordance with the laws of the State of Delaware, and the Bylaws of Mark

VII Delaware, as in effect immediately prior to the Effective Time shall be the Bylaws of Mark VII Delaware until the same are altered or amended in accordance with the provisions thereof.

      5. DIRECTORS AND OFFICERS. The directors and officers of Mark VII Missouri holding such positions immediately prior to the Effective Time shall be the directors and officers, respectively, of Mark VII Delaware, until such time as their terms of office shall expire or they resign, die or are removed from office.

      6. MODE OF EFFECTING THE MERGER. Upon the approval of this Merger Agreement by the respective Board of Directors of each of the Constituent Corporations, the Merger Agreement shall be executed by Mark VII Delaware and Mark VII Missouri. Upon execution of this Merger Agreement, the Merger Agreement shall be submitted for approval to the stockholders of Mark VII Missouri. If the terms of this Merger Agreement are so approved in accordance with the requirements of the MGBCL and the DGCL, respectively, the officers of each of Mark VII Missouri and Mark VII Delaware shall take such further actions as the officers shall deem necessary or appropriate to effectuate the purpose and intent of the Merger, including but not limited to, the filing with the respective state authorities of all required articles, certificates, or other documents of merger in such form as required by, and executed in accordance with, the relevant provisions of the corporation laws of the respective states. If this Merger Agreement shall not be so approved, it shall, without any further action by the parties, be cancelled without liability of any party to the others.

      7. ACCOUNTING MATTERS. The assets and liabilities of Mark VII Missouri, as of the Effective Time, shall be taken up on the books of Mark VII Delaware in the amounts at which they are carried at that time on the books of Mark VII Missouri. Differences in accounting procedures of Mark VII Delaware and Mark VII Missouri shall be reconciled as determined by Mark VII Delaware.

      8. CANCELLATION AND CONVERSION OF SHARES. Each share of common stock, par value $.10 per share, of Mark VII Missouri (the "Missouri Common Stock") that is issued and outstanding, or held in treasury, immediately prior to the Effective Time shall automatically, by virtue of the Merger and without any action on the part of Mark VII Missouri or the holders of such shares, be converted into and become the same number of fully paid and nonassessable shares of common stock, par value $.10 per share, of Mark VII Delaware (the "Delaware Common Stock"). Each share of Delaware Common Stock that is issued and outstanding, or held in treasury, at the Effective Time shall automatically, by virtue of the Merger and without any action on the part of Mark VII Delaware or its sole stockholder, be cancelled and cease to exist and resume the status of authorized and unissued shares of Delaware Common Stock, and the sole stockholder of Mark VII Delaware shall receive no consideration in exchange therefor.

      9. STOCK CERTIFICATES. From and after the Effective Time, all of the outstanding certificates which prior to that time represented shares of Missouri Common Stock shall be deemed for all purposes to evidence ownership of and to represent the shares of Delaware Common Stock into which the shares of such Missouri Common Stock represented by such certificates have been converted as herein provided. The registered owner on the books and records of Mark VII Delaware or its transfer agents of any such outstanding stock certificate shall, until such certificate shall have been surrendered or transferred or otherwise accounted for to Mark VII Delaware or its transfer agents, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distribution upon the shares of Delaware Common Stock evidenced by such outstanding certificate as above provided.

      10. EMPLOYEE BENEFIT PLANS. As of the Effective Time, Mark VII Delaware hereby assumes all obligations of Mark VII Missouri under any and all employee benefit plans of Mark VII Missouri in effect as of said date or with respect to which employee rights or accrued benefits are outstanding as of said date, and each option to purchase shares of Missouri Common Stock shall be automatically converted to an option to purchase the same number of shares of Delaware Common Stock, without any action by Mark VII Delaware or the holder of such option.

      11. FURTHER ASSURANCES. From time to time, as and when required by Mark VII Delaware or by its successors and assigns, there shall be executed and delivered on behalf of Mark VII Missouri such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest, perfect or confirm, of record or otherwise, in Mark VII Delaware the title to and possession of all property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Mark VII Missouri, and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of Mark VII Delaware are fully authorized in the name and on behalf of Mark VII Missouri or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

      12. AMENDMENT. The parties hereto by mutual consent of their respective Board of Directors may amend, modify or supplement this Merger Agreement in such manner as may be agreed upon by them, in writing, at any time prior to the filing of the Effective Time.

      13. TERMINATION. This Merger Agreement may be terminated, and the Merger and other transactions herein provided for abandoned, at any time prior to the Effective Time, by action of the Boards of Directors of Mark VII Delaware and Mark VII Missouri for any reason.

      14. CONSENT TO SERVICE OF PROCESS. Mark VII Delaware agrees that it may be served with process in the State of Missouri in any proceeding for the enforcement of any obligation of Mark VII Missouri arising prior to the Effective Time of this Agreement, and shall irrevocably appoint the Missouri Secretary of State to accept service of process in any suit or other proceedings as required, and Mark VII Delaware specifies the following to be the address to which process shall be mailed by the Missouri Secretary of
State:

                               5310 St. Joseph Avenue
                               St. Joseph, MO 64502
                               Attn: James T. Graves, Esq.


      15. VALIDITY. The invalidity or enforceability of any provision of this Merger Agreement shall not affect the validity or enforceability of any other provisions of this Merger Agreement, which shall remain in full force and effect.

      16. COUNTERPARTS. This Merger Agreement may be executed in counterparts, each of which when executed shall be deemed to be an original but both of which taken together shall constitute one and the same document.

      17. ENTIRE MERGER AGREEMENT. This Merger Agreement constitutes the entire agreement between the parties hereto and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

      18. GOVERNING LAW. This Merger Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

      19. PARTIES AND INTERESTS. This Merger Agreement shall be binding upon and inure solely to the benefit of each party hereto, and, except as may be provided in this Merger Agreement, nothing in this Merger Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Merger Agreement.

              IN WITNESS WHEREOF, the parties hereto have caused this Merger Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                        MARK VII, INC.,
                                        A MISSOURI CORPORATION


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------




                                        MARK VII, INC.,
                                        A DELAWARE CORPORATION


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                                                         ANNEX B


                          CERTIFICATE OF INCORPORATION

                                       OF

                                 MARK VII, INC.



              The undersigned, in order to form a corporation pursuant to the General Corporation Law of the State of Delaware (the "DGCL"), certifies:

              FIRST: NAME. The name of the corporation is Mark VII, Inc. (the "Corporation").

              SECOND: REGISTERED OFFICE; AGENT. The Registered Office of the Corporation in the State of Delaware is located at [1209 Orange Street in the City of Wilmington, County of New Castle]. The name of its Registered Agent at such address is [The Corporation Trust Company].

              THIRD: PURPOSE. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL as presently in effect or as it may hereafter be amended.

              FOURTH: CAPITALIZATION. The aggregate number of shares of stock which the Corporation shall have authority to issue is Ten Million (10,000,000). All such shares shall be common stock, par value $0.10 per share, and there shall be no preferences, qualifications, limitations or restrictions whatsoever, nor any special or relative rights in respect of the shares.

              FIFTH: INCORPORATOR. The name and mailing address of the incorporator are _________________________, c/o Shook, Hardy & Bacon L.L.P., One Kansas City Place, 1200 Main Street, Kansas City, Missouri 64105.

              SIXTH: AMENDMENT OF BYLAWS. In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors of the Corporation is authorized and empowered to make, alter, amend and repeal the Bylaws of the Corporation in any manner not inconsistent with the laws of the State of Delaware.

              SEVENTH: INDEMNIFICATION. The Corporation shall, to the full extent permitted by Section 145 of the DGCL as presently in effect or as it may hereafter be amended, indemnify all persons whom it may indemnify pursuant thereto and advance expenses of litigation to directors and officers of the Corporation in accordance with the procedures and limitations set forth in the Bylaws of the Corporation.

              EIGHTH: LIMITATION OF DIRECTORS' LIABILITY. To the fullest extent permitted by the DGCL as presently in effect or as it may hereafter be amended, a director of the Corporation (a "Director") shall not be liable to the Corporation or its stockholders (the "Stockholders") for monetary damages for breach of fiduciary duty as a Director.

              NINTH: COMPROMISES OR ARRANGEMENTS WITH CREDITORS OR STOCKHOLDERS. Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its Stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or Stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the Stockholders or class of Stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the Stockholders or class of Stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the Stockholders or class of Stockholders, of the Corporation, as the case may be, and also on the Corporation.

              TENTH: AMENDMENT OF CERTIFICATE OF INCORPORATION. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by law, and all rights and powers conferred herein on Stockholders, Directors and officers of the Corporation are subject to this reserved power.

              ELEVENTH: CLASSIFIED BOARD OF DIRECTORS. The number of Directors constituting the entire Board of Directors shall be as fixed from time to time in the manner provided in the Bylaws of the Corporation; provided, however, that the number of Directors shall not be reduced so as to shorten the term of any director at the time in office.

              The Board of Directors shall be divided into three classes (to be designated as Class I, Class II and Class III), as nearly equal in numbers as the then total number of Directors constituting the entire Board of Directors permits with the term of office of one class expiring each year. At the Annual Meeting of Stockholders in 1996, Class I Directors shall be elected to hold office for a term expiring at the next succeeding annual meeting of Directors, Class II Directors shall be elected to hold office for a term expiring at the second succeeding annual meeting and Class III Directors shall be elected to hold office for a term expiring at the third succeeding annual meeting of Directors. Any vacancies in the Board of Directors for any reason, and any directorships resulting from any increase in the number of Directors, may be filled by the Board of Directors, acting by a majority of the Directors then in office, although less than a quorum, and any Directors so chosen shall hold office until the next election of the class for which such Directors shall have been chosen and until their successors shall be elected and qualified. Subject to the foregoing, at each annual meeting of Stockholders, the successors to the class of Directors whose term shall then expire shall be elected to hold office for a term expiring at the third succeeding annual meeting.

              TWELFTH: RIGHT OF STOCKHOLDERS TO ACT BY CONSENT. Notwithstanding anything in the DGCL to the contrary, any action which may be taken at a meeting of the Stockholders may be taken without a meeting if consents in writing, setting forth the action so taken, shall be signed by all Stockholders entitled to vote with respect to the subject matter thereof. Such consents shall have the same force and effect as a unanimous vote of the Stockholders at a meeting duly held, and may be stated as such in any certificate filed under the DGCL.

              IN WITNESS WHEREOF, I have executed, signed and acknowledged this Certificate of Incorporation this _____ day of ________________, 1996.



                                        ---------------------------------------
                                        [Name]
                                        Sole Incorporator

                                                                         ANNEX C


                                     BYLAWS

                                       OF

                                 MARK VII, INC.
                            (A DELAWARE CORPORATION)


                                    OFFICES

          1. Registered Office and Registered Agent. The location of the registered office and the name of the registered agent of the Corporation in the State of Delaware shall be as stated in the Certificate of Incorporation or as determined from time to time by the Board of Directors and on file in the appropriate public offices of the State of Delaware pursuant to applicable provisions of law.

          2. Corporate Offices. The Corporation may have such other corporate offices and places of business anywhere within or without the State of Delaware as the Board of Directors of the Corporation may from time to time designate or the business of the Corporation may require. The "principal place of business" or "principal office" or "executive office" of the Corporation shall be as fixed and designated from time to time by the Board of Directors.

                                      SEAL

          3. Corporate Seal. The corporate seal shall have inscribed thereon the name of the Corporation and the words "Corporate Seal, Delaware." The corporate seal may be used by causing it, or a facsimile thereof, to be impressed or affixed or in any manner reproduced.

                             STOCKHOLDERS' MEETINGS

          4. Place of Meetings. All meetings of the stockholders shall be held at the principal place of business of the Corporation or at such other place either within or without the State of Delaware as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof.

          5. Annual Meetings. An annual meeting of the stockholders of the Corporation for the election of Directors shall be held on [the second Wednesday in May of each year, if not a legal holiday, and if a legal holiday, then on the next business day following, at 10:00 a.m., or at] such [other] date and time as shall be designated from time to time by the Board of Directors of the Corporation and stated in the notice of the meeting, at which meeting the stockholders entitled to vote thereon shall elect directors and transact such other business as may properly come before the meeting as provided in Section 20 herein.

          6. Special Meetings. Except as otherwise required by law, special meetings of the stockholders of the Corporation may be called only by the President of the Corporation or by the Board of Directors of the Corporation. Special meetings of the stockholders may be held for any purpose or purposes specified in the notice of meeting, unless otherwise prescribed by statute or by the Corporation's Certificate of Incorporation. Only such business shall be conducted at a special meeting as shall have been stated in the notice of the meeting; provided, however, that if a special meeting is called for the purpose of electing directors, a stockholder may nominate a candidate or candidates, subject to compliance with the provisions of Subsection (c) of Section 20 herein.

          The "call" and the "notice" of any such meeting shall be deemed to be synonymous.

          7. Voting. At all meetings of stockholders, every stockholder having the right to vote shall be entitled to vote in person, or by proxy appointed by an instrument in writing subscribed by such stockholder and bearing a date not more than three years prior to said meeting, unless said instrument shall provide for a longer period; such proxy being filed with the Secretary of the Corporation prior to or at the time of the meeting. Unless otherwise provided by the Corporation's Certificate of Incorporation, these Bylaws or resolutions adopted by the Board of Directors in accordance with the General Corporation Law of the State of Delaware, each stockholder shall have one vote for each share of stock entitled to vote at such meeting registered in his, her or its name on the books of the Corporation. At all meetings of stockholders, the voting shall be by written ballot, including the election of Directors. No person shall be admitted to vote any shares of stock belonging or hypothecated to the Corporation.

          8. Quorum. The holders of a majority of the outstanding shares of stock entitled to vote thereat present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of any business, except as otherwise provided by law, by the Corporation's Certificate of Incorporation, or by these Bylaws. Shares represented by a proxy which directs that the shares be voted to abstain or to withhold a vote on a matter shall be deemed to be represented at the meeting as to such matter. Except for the election of directors which shall be in accordance with the Delaware General Corporation Law, every decision of a majority in amount of shares of stock of such quorum shall be valid as a corporate act, except in those specific instances in which a larger vote is required by law or by the Corporation's Certificate of Incorporation or by these Bylaws. In the event that at any meeting a quorum exists for the transaction of some business but does not exist for the transaction of other business, the business as to which a quorum is present may be transacted.

          9. Adjournment. If the holders of a majority of the outstanding shares of stock entitled to vote are not present at a meeting of stockholders, the holders of a majority of the stock entitled to vote present in person or by proxy at such meeting shall have the power successively to adjourn the meeting from time to time to a specified date not longer than ninety (90) days after such adjournment, without notice to anyone other than announcement at the meeting (unless the adjournment is for more than thirty (30) days), until a quorum shall be present in person or by proxy. At such adjourned meeting at which a quorum shall be present in person or by proxy, any business may be transacted which might have been transacted at the original meeting which was adjourned. If the adjournment is for more than thirty (30) days, or if after adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled vote at the meeting.

          10. Stock Ledger. The original or duplicate stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list required under Section 11 herein or the books of the Corporation, or to vote in person or by proxy at any meeting of the stockholders.

          11. Stockholders' Lists. The Secretary or Assistant Secretary, who shall have charge of the stock ledger, shall prepare and make, at least ten
(10) days prior to every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. Notwithstanding the foregoing, failure to comply with the foregoing shall not affect the validity of any action taken at any such meeting.

          12. Registered Stockholders; Exceptions; Stock Ownership Presumed. The Corporation shall be entitled to treat the holder of any share or shares of stock of the Corporation, as recorded on the stock ledger or transfer books of the Corporation, as the holder of record and as the holder and owner in fact thereof and, accordingly, shall not be required to recognize any equitable or other claim to or interest in such share(s) on the part of any other person, firm, partnership, corporation or association, whether or not the Corporation shall have express or other notice thereof, except as is otherwise expressly required by law, and the term "stockholder" as used in these Bylaws means one who is a holder of record of shares of stock of the corporation; provided, however, that if permitted by law:

                 (a) shares standing in the name of another corporation, domestic or foreign, may be voted by such officer, agent or proxy as the bylaws of such corporation prescribe, or, in the absence of such provision, as the board of directors of such corporation may determine;

                 (b) shares standing in the name of a deceased person may be voted by his or her administrator or executor, either in person or by proxy; and shares standing in the name of a guardian, curator, or trustee may be voted by such fiduciary, either in person or by proxy but no guardian, curator, or trustee shall be entitled, as such fiduciary, to vote shares held by him or her without a transfer of such shares into his or her name;

                 (c) shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his or her name if authority so to do be contained in an appropriate order of the court by which such receiver was appointed; and

                 (d) a stockholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred of record into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

          13. Notice. Written or printed notice of each meeting of the stockholders, whether annual or special, stating the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes thereof, shall be given to each stockholder of record of the Corporation entitled to vote at such meeting and any other stockholder entitled to notice of the meeting, either personally or by mail, not less than ten (10) days nor more than sixty (60) days prior to the meeting, by or at the direction of the President, Secretary or the officers or persons calling the meeting. If mailed, such notice shall be deemed to be delivered when it is deposited in the United States mail with postage thereon addressed to the stockholder at his, her or its address as it appears on the records of the Corporation.

          14. Procedure. The order of business and all other matters of procedure for the proper conduct of the meeting at every meeting of the stockholders may be determined by the presiding officer. The Chairman of the Board of Directors, or other person presiding at such meeting, shall appoint two or more Inspectors of Election to serve at every meeting of the stockholders at which Directors are to be elected or a vote of the stockholders is to be taken, which inspectors shall comply with Section 231 of the General Corporation Law of the State of Delaware.

          15. Action Without a Meeting. Stockholders shall be entitled to act without a meeting in the manner provided in the Corporation's Certificate of Incorporation.

                               BOARD OF DIRECTORS

          16.    Management.   The property, business and affairs of the
Corporation shall be managed by or under the direction of a Board of Directors. As used in these Bylaws, the terms "whole Board" and "whole Board of Directors" mean the total number of Directors which the Corporation would have if there were no vacancies. In addition to the powers and authorities by these Bylaws and the Corporation's Certificate of Incorporation expressly conferred upon it, the Board of Directors may exercise all such powers of the Corporation, and do all such lawful acts and things as are not by statute or by the Corporation's Certificate of Incorporation or by these Bylaws directed or required to be exercised or done by the stockholders.

          17. Number and Classes. The number of Directors constituting the Board of Directors shall be as determined from time to time by resolution of the Board of Directors. The Board of Directors shall be divided into three classes, in accordance with the provisions of the Corporation's Certificate of Incorporation.

          18. Vacancies and Newly Created Directorships. Any vacancies in the Board of Directors for any reason, and any newly created directorships resulting from any increase in the number of Directors constituting the Board of Directors, may be filled by the Board of Directors, acting by a majority of the Directors then in office, although less than a quorum, and any Directors so chosen shall hold office until the next election of the class for which such Directors shall have been chosen and until their respective successors shall be elected and qualified or until their respective earlier resignation or removal. No decrease in the number of Directors shall shorten the term of any incumbent Director.

          19. Removal of Directors. Directors may be removed only for cause by the affirmative vote of the holders of a majority or more of the outstanding shares of stock of the Corporation entitled to vote generally in the election of Directors cast at a meeting of stockholders called for that purpose.

          20. Nomination of Directors and Presentation of Business at Stockholder Meetings.

                 (a) Nominations of persons for election to the Board of Directors and proposals of business to be considered by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the Corporation's notice of meeting, (ii) by or at the direction of the Board of Directors or
(iii) by any stockholder who was a stockholder of record at the time of the giving of notice provided for in this Section 20, who is entitled to vote thereon at the meeting and who complied with the notice procedures set forth in this Section 20.

                 (b) For nominations of persons for election to the Board of Directors or other proposals of business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of Subsection (a) of this Section 20, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not less than sixty (60) days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from such anniversary date, notice by the stockholder to be timely must be so delivered not later than the close of business on the tenth (10th) day following the date on which public announcement of the date of such meeting is first made. Such stockholder's notice shall set forth as to each person whom the stockholder proposed to nominate for election or reelection as a Director:

                 (1) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated;

                 (2) a representation that such stockholder is a holder of record of stock of the Corporation entitled to vote in the election of directors at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

                 (3) the name and address of such stockholder, as it appears on the Corporation's books, and of the beneficial owner (as such term is defined in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act")), if any, on whose behalf the nomination is made;

                 (4) the class and number of shares of the Corporation which are owned beneficially (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) and of record by the nominating stockholder and each nominee proposed by such stockholder;

                 (5) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder;

                 (6) such other information regarding each nominee proposed by such stockholder as would have been required to be included in a proxy statement filed pursuant to Regulation 14A (17 C.F.R. Section 240.14a-1 et seq.) as then in effect under the Exchange Act, had the nominee been nominated, or intended to be nominated, by the Board of Directors; and

                 (7) the consent of each nominee to serve as a Director of the Corporation if so elected.

As to any other business that the stockholder proposes to bring before the meeting, a stockholder's notice to the Secretary shall set forth as to each matter:

                 (1) a brief description of the business desired to be brought before the annual meeting;

                 (2) a representation that such stockholder is a holder of record of stock entitled to vote on the business proposed by such stockholder and intends to appear in person or by proxy at the meeting to present the proposed business to be brought before the meeting;

                 (3) the name and address of the stockholder proposing such business, as it appears on the Corporation's books, and of the beneficial owner (as such term is defined in Rule 13d-3 promulgated under the Exchange Act), if any, on whose behalf the business is proposed;

                 (4) the class and number of shares of the Corporation which are owned beneficially (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) and of record by the stockholder;

                 (5) the reason for conducting such business at the meeting and any material interest of the stockholder or such beneficial owner in such business; and

                 (6) all other information with respect to each such matter as would have been required to be included in a proxy statement filed pursuant to Regulation 14A (17 C.F.R. Section 240.14a-1 et seq.) as then in effect under the Exchange Act, had proxies been solicited by the Board of Directors with respect thereto.

Notwithstanding anything in this Subsection (b) to the contrary, in the event that the number of Directors to be elected to the Board of Directors is increased and there is no public announcement naming all of the nominees for Director or specifying the size of the increased Board of Directors made by the Corporation at least forty (40) days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal office of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.

                 (c) Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders with regard to which the Board of Directors has determined that Directors are to be elected (i) pursuant to the Corporation's notice of meeting, (ii) by or at the direction of the Board of Directors, or (iii) by any stockholder who is a stockholder of record at the time of the giving of notice provided for in this Section 20, who shall be entitled to vote for the election of Directors at the meting and who complies with the notice procedures set forth in the last sentence of this Subsection (c) of this
Section 20. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more Directors to the Board, any such stockholder may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation's notice of meeting, if the stockholder's notice setting forth the information required by Subsection (b) of this Section 20 shall be delivered to the Secretary at the principal office of the Corporation not later than the close of business on the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

                 (d) Only such persons who are nominated in accordance with the procedures set forth in this Section 20 shall be eligible to serve as Directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 20. The chairman of the meeting of stockholders shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in this Section 20 and, if any proposed nomination or business is not in compliance with this Section 20, to declare that such defective nominations or proposal shall be disregarded.

          21. Annual Meeting. The Board of Directors shall hold a regular meeting, to be known as the annual meeting of Directors, immediately following and at the same place as the annual meeting of stockholders, for the purpose of electing officers, and for the consideration of any other business that may properly be brought before the meeting. No notice of the meeting to the Directors shall be necessary to legally constitute the meeting, provided a quorum shall be present. If, however, a quorum shall not be present, the annual meeting of the Board of Directors shall be held at such time and place as shall be consented to in writing by a majority of the Directors in the same manner as provided in Section 24 herein with respect to the giving of notice for special meetings of the Board, except that it shall not be necessary to state the purpose of the meeting in such notice.

                 Every Director of the Corporation, upon his or her election, shall qualify by accepting the office of Director, and his or her attendance at, or his or her written approval of the minutes of, any meeting of the Board of Directors subsequent to his or her election shall constitute acceptance of such office; or he or she may execute such acceptance by a separate writing which shall be placed in the Corporation's minute book.

          22. Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such times and places, whether within or without the State of Delaware, as shall from time to time be fixed by resolution adopted by the whole Board of Directors. Any business may be transacted at a regular meeting.

          23. Special Meetings. Special meetings of the Board of Directors may be called at any time by the Chairman of the Board or the President of the Corporation, and shall be called by the Secretary of the Corporation on the written request of a majority of the Directors in office. The place for the meeting may be within or without the State of Delaware and shall be as designated in the notice of the meeting.

          24. Notice of Special Meetings. Written or printed notice of each special meeting of the Board of Directors, stating the place, day and hour of the meeting and the purpose or purposes thereof, shall be mailed to each Director addressed to him or her at his or her residence or usual place of business at least five (5) days before the day on which the meeting is to be held, or shall be sent to him or her by telegram or telecopy, or delivered to him or her personally, at least three (3) days before the day on which the meeting is to be held. If mailed, such notice shall be deemed to be delivered when it is deposited in the United States mail with postage thereon addressed to the Director at his or her residence or usual place of business. If given by telegraph or telecopy, such notice shall be deemed to be delivered when it is delivered to the telegraph company or acknowledgment of receipt of the telecopy is received, respectively. The notice may be given by any person having authority to call the meeting. "Notice" and "call" with respect to such meetings shall be deemed to be synonymous. Any meeting of the Board of Directors shall be a legal meeting without any notice thereof having been given if all Directors are present at such meeting.

          25. Meetings by Conference Telephone or Similar Communications Equipment. Unless otherwise restricted by the Corporation's Certificate of Incorporation or these Bylaws, members of the Board of Directors, or any committee designated by the Board, may participate in a meeting of the Board, or any committee thereof, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

          26. Quorum. A majority of the whole Board of Directors shall constitute a quorum for the transaction of business, and, except as otherwise provided in these Bylaws or the Corporation's Certificate of Incorporation, the vote of a majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

          27.    Committees.

                 (a) Executive Committee. The Board of Directors at the annual or any regular or special meeting of the Directors may, by resolution adopted by a majority of the whole Board, designate and elect two or more Directors to constitute an Executive Committee and appoint one of the Directors so designated as the chairman of the Executive Committee. Vacancies in the committee may be filled by the Board of Directors at any meeting thereof. Each member of the committee shall hold office until his or her successor has been duly elected, or until his or her resignation or removal from the Executive Committee by the Board of Directors, or until he or she otherwise ceases to be a Director. Any member of the Executive Committee may be removed from the committee by resolution adopted by a majority of the whole Board of Directors. The compensation, if any, of members of the committee shall be established by resolution of the Board of Directors.

                 The Executive Committee shall have, and may exercise, all of the authority of the Board of Directors in the management of the Corporation, to the extent provided in the resolution designating such committee.

                 The Executive Committee shall keep a record of its acts and proceedings, which shall form a part of the records of the Corporation in the custody of the Secretary, and all actions of the Executive Committee shall be reported to the Board of Directors at the next meeting of the Board. The minute books of the Executive Committee shall at all times be open to the inspection of any Director.

                 The Executive Committee shall meet at the call of its chairman or of any two members of the committee (or if there shall be only one other member, then at the call of that member). A majority of the Executive Committee shall constitute a quorum for the transaction of business (or if there shall only be two members, then both must be present) and the act of a majority of those present at any meeting at which a quorum is present (or if there shall be only two members, then they must act unanimously) shall constitute the act of the committee.

                 (b) Audit Committee. The Board of Directors at the annual or any regular or special meeting of the Directors shall, by resolution adopted by a majority of the whole Board, designate and elect two or more Directors to constitute an Audit Committee and appoint one of the Directors so designated as the chairman of the Audit Committee. Membership on the Audit Committee shall be restricted to those Directors who are independent of the management of the Corporation and are free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment as a member of the committee. Vacancies in the committee may be filled by the Board of Directors at any meeting thereof. Each member of the committee shall hold office until his or her successor has been duly elected, or until his or her resignation or removal from the Audit Committee by the Board of Directors, or until he or she otherwise ceases to be a Director. Any member of the Audit Committee may be removed from the committee by resolution adopted by a majority of the whole Board of Directors. The compensation, if any, of members of the committee shall be established by resolution of the Board of Directors.

                 The Audit Committee shall be responsible for recommending to the Board of Directors the appointment or discharge of independent auditors; reviewing with management of the Corporation and the independent auditors the terms of engagement of the independent auditors, including the fees, scope and timing of the audit and any other services rendered by the independent auditors; reviewing with management of the Corporation and the independent auditors the Corporation's policies and procedures with respect to internal auditing, accounting and financial controls; reviewing with management of the Corporation, the independent statements, audit results and reports and the recommendations made by any of the auditors with respect to changes in accounting procedures and internal controls; reviewing the results of studies of the Corporation's system of internal accounting controls; and performing any other duties or functions deemed appropriate by the Board of Directors. The committee shall have the powers and rights necessary or desirable to fulfill these responsibilities, including the power and right to consult with legal counsel and to rely upon the opinion of legal counsel. The Audit Committee is authorized to communicate directly with the Corporation's financial officers and employees, internal auditors and independent auditors as it deems desirable and to have the internal auditors or independent auditors perform any additional procedures as it deems appropriate.

                 The Audit Committee shall keep a record of its acts and proceedings, which shall form a part of the records of the Corporation in the custody of the Secretary, and all actions of the Audit Committee shall be reported to the Board of Directors at the next meeting of the Board. The minute books of the Audit Committee shall at all times be open to the inspection of any Director.

                 The Audit Committee shall meet at the call of its chairman or of any two members of the committee (or if there shall be only one other member, then at the call of that member). A majority of the Audit Committee shall constitute a quorum for the transaction of business (or if there shall only be two members, then both must be present) and the act of a majority of those present at any meeting at which a quorum is present (or if there shall be only two members, then they must act unanimously) shall constitute the act of the committee.

                 (c) Compensation/Stock Option Committee. The Board of Directors at the annual or any regular or special meeting shall, by resolution adopted by a majority of the whole Board, designate and elect two or more Directors to constitute a Compensation/Stock Option Committee. Membership on the Compensation/Stock Option Committee shall be restricted to disinterested persons which for this purpose shall mean any Director who, during the time he or she is a member of the Compensation/Stock Option Committee is not eligible, and has not at any time within one year prior thereto been eligible, for selection to participate (other than in a manner as to which the Compensation/Stock Option Committee has no discretion) in any of the compensation plans administered by the Compensation/Stock Option Committee. Vacancies in the committee may be filled by the Board of Directors at any meeting. Each member of the committee shall hold office until his or her successor has been duly elected, or until his or her resignation or removal from the Compensation/Stock Option Committee by the Board of Directors, or until he or she otherwise ceases to be a Director or a disinterested person. Any member of the Compensation/Stock Option Committee may be removed by resolution adopted by a majority of the whole Board of Directors. The compensation, if any, of the members of the committee shall be established by resolution of the Board of Directors.

                 The Compensation/Stock Option Committee shall, from time to time, recommend to the Board of Directors the compensation and benefits of the executive officers of the Corporation. The Compensation/Stock Option Committee shall also make recommendations to the Board of Directors with regard to the compensation of the Board of Directors and its committees, except the Compensation/Stock Option Committee.

                 The Compensation/Stock Option Committee shall keep a record of its acts and proceedings, which shall form a part of the records of the Corporation in the custody of the Secretary, and all actions of the Compensation/Stock Option Committee shall be reported to the Board of Directors at the next meeting of the Board. The minutes books of the Compensation/Stock Option Committee shall at all times be open to the inspection of any Director.

                 The Compensation/Stock Option Committee shall meet at the call of the chairman of the Compensation/Stock Option Committee or of any two members of the committee (or if there shall be only one other member, then at the call of that member). A majority of the Compensation/Stock Option Committee shall constitute a quorum for the transaction of business (or if there shall be only two members, then both must be present) and the act of a majority of those present at any meeting at which a quorum is present (or if there shall be only two members, then they must act unanimously) shall be the act of the committee.

                 (d) Other Committees. The Board of Directors may from time to time, by resolution or resolutions passed by a majority of the whole Board, create and appoint other committees with one or more members in addition to the Executive, Audit and Compensation/Stock Option Committees as it deems desirable. Each additional committee shall bear the designation, have the powers and perform any duties, which are not inconsistent with the Corporation's Certificate of Incorporation or these Bylaws or with Delaware law, as may be assigned to it by the Board of Directors. The compensation, if any, of members of any additional committee shall be established by resolution of the Board of Directors or the Compensation/Stock Option Committee.

                 Each additional committee shall keep a record of proceedings and report the same to the Board of Directors to such extent and in such form as the Board of Directors may require. Unless otherwise provided in the resolution designating an additional committee, a majority of the members of any committee may select a chairman of such committee.

                 (e) Alternate Committee Members. The Board of Directors, by resolution adopted by a majority of the whole Board, also may designate one or more additional Directors as alternate members of any committee to replace any absent or disqualified member at any meeting of that committee, and at any time may change the membership of any committee or amend or rescind the resolution designating the committee. In the absence or disqualification of a member or alternate member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not the member or members constitute a quorum, may unanimously appoint another Director to act at the meeting in the place of any such absent or disqualified member, provided that the Director so appointed meets any qualifications stated in these Bylaws or the resolution designating the committee, or any amendment thereto.

                 (f) Committee Procedures. Unless otherwise provided in these Bylaws or in the resolution designating any committee, any committee may fix its rules or procedures, fix the time and place of its meetings and specify what notice of meetings, if any, shall be given.

                 (g) Limitation of Committee Powers. Notwithstanding any other provision of these Bylaws, no committee of the Board of Directors shall have the power or authority of the Board of Directors with respect to (i) recommending an amendment to the Corporation's Certificate of Incorporation,
(ii) approving or recommending to the stockholders any type or form of Business Combination (as defined in the Delaware General Corporation Law), (iii) approving or recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution, (iv) amending these Bylaws, (v) declaring a dividend or making any other distribution to the stockholders, (vi) authorizing the issuance of stock otherwise than pursuant to the grant or exercise of a stock option under employee stock options of the Corporation or in connection with a public offering of securities registered under the Securities Act of 1933, or (vii) appointing any member of any committee of the Board of Directors.

          28. Compensation. Directors shall receive compensation and reimbursement of reasonable expenses as may be fixed or determined from time to time by the Board of Directors or the Compensation/Stock Option Committee of the Board of Directors. Members of special or standing committees may also be allowed compensation and reimbursement for reasonable expenses in connection with service on the committees as may be fixed from time to time by resolution of the Board of Directors or the Compensation/Stock Option Committee. Compensation may be fixed on the basis of meetings attended or on an annual basis, or both, and may be payable currently or deferred.

          29. Resignations. Any Director may resign at any time upon written notice to the Corporation. Such resignation shall take effect at the time specified therein or shall take effect upon receipt thereof by the Corporation if no time is specified therein; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

          30.    Indemnification of Directors and Officers.

                 (a) Indemnification in Actions by Third Parties. The Corporation shall indemnify each person who has been or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, investigative or appellate (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was serving in an Indemnifiable Capacity against all liabilities and expenses, including, without limitation, judgments, amounts paid in settlement (provided that such settlement and all amounts paid in connection therewith are approved in advance by the Corporation in accordance with Subsection (d) of this Section 30, which approval shall not be unreasonably withheld or delayed), attorneys' fees, ERISA excise taxes or penalties, fines and other expenses actually and reasonably incurred by such person in connection with such action, suit or proceeding (including without limitation, the investigation, defense, settlement or appeal of such action, suit or proceeding) if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding had no reasonable cause to believe such person's conduct was unlawful; provided, however, that the Corporation shall not be required to indemnify or advance expenses to any such person seeking indemnification or advancement of expenses in connection with an action, suit or proceeding initiated by such person (including, without limitation any cross-claim or counterclaim) unless the initiation of such action, suit or proceeding was authorized by the Board of Directors of the Corporation or as otherwise provided in Subsection (d) of this
Section 30. The termination of any such action, suit or proceeding by judgment, order, settlement, conviction or under a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, that such person had reasonable cause to believe that such person's conduct was unlawful.

                 (b) Indemnification in Derivative Action. The Corporation shall indemnify each person who has been or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was serving in an Indemnifiable Capacity against amounts paid in settlement thereof (provided that such settlement and all amounts paid in connection therewith are approved in advance by the Corporation in accordance with Subsection (d) of this Section 30, which approval shall not be unreasonably withheld or delayed) and all expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action, suit or proceeding (including, without limitation, the investigation, defense, settlement or appeal of such action, suit or proceeding) if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; provided, however, that no indemnification under this Subsection (b) shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of such person's duty to the Corporation unless and only to the extent that the court in which the action, suit or proceeding is brought determines upon application that, despite the adjudication of liability and in view of all the circumstances of such case, the person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

                 (c) Indemnification for Success on the Merits or Otherwise. Notwithstanding the other provisions of this Section 30, to the extent that a person who is or was serving in an Indemnifiable Capacity has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Subsections (a) or (b) of this Section 30 (including, without limitation, the dismissal of any such action, suit or proceeding without prejudice or, with the prior approval of the Corporation in accordance with Subsection (d) of this Section 30, the settlement of such action, suit or proceeding without admission of fault or liability), or in defense of any claim, issue or matter therein, such person shall be indemnified against any amounts which may be approved by the Corporation to be paid in settlement of any such action, suit or proceeding and against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith.

                 (d) Determination of Right to Indemnification. Prior to indemnifying a person pursuant to the provisions of Subsection (a) or (b) of this Section 30, unless ordered by a court and except as otherwise provided by Subsection (c) of this Section 30, the Corporation shall determine that such indemnification is proper in the circumstances because such person has met the specified standard of conduct entitling such person to indemnification as set forth under Subsection (a) or (b) of this Section 30. Any determination that a person shall or shall not be indemnified under the provisions of Subsection (a) or (b) of this Section 30 shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of Directors who were not parties to the action, suit or proceeding, (ii) if such quorum is not obtainable, or even if obtainable, if a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders, and such determination shall be final and binding upon the Corporation.

                 (e) Advancement of Expenses. Expenses (including attorneys' fees) actually and reasonably incurred by a person who may be entitled to indemnification hereunder in defending an action, suit or proceeding, whether civil, criminal, administrative, investigative or appellate, shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors in the specific case upon receipt of an undertaking by or on behalf of such person to repay such amount, unless it shall ultimately be determined that such person is entitled to indemnification by the Corporation.

                 (f) Non-Exclusivity. The indemnification and the advancement of expenses provided by this Section 30 shall not be exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any statute, the Corporation's Certificate of Incorporation, these Bylaws or any agreement, vote of stockholders or disinterested directors, policy of insurance or otherwise, both as to action in their official capacity and as to action in another capacity while holding their respective offices, and shall not limit in any way any right which the Corporation may have to make additional indemnifications with respect to the same or different persons or classes of persons. The indemnification and advancement of expenses provided by this Section 30 shall continue as to a person who has ceased to serve in an Indemnifiable Capacity and shall inure to the benefit of the heirs, executors and administrators of such a person.

                 (g) Insurance. Upon resolution passed by the Board of Directors, the Corporation may purchase and maintain insurance on behalf of any person who is or was serving in an Indemnifiable Capacity against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Section 30.

                 (h) Definitions. For purposes of this Section 30, references to:

                    (A) "the Corporation" shall, if and only if the Board of Directors so determines, include, in addition to the resulting or surviving corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify a person who serves in an Indemnifiable Capacity so that any person who is or was serving in an Indemnifiable Capacity as to a constituent corporation shall stand in the same position under the provisions of this Section 30 with respect to the resulting or surviving corporation as such person would have if such person had served the resulting or surviving corporation in the same capacity;

                    (B) "Other Enterprise" or "Other Enterprises" shall include, without limitation, any other corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise;

                    (C)    "fines" shall include any excise taxes
assessed against a person with respect to an employee benefit plan;

                    (D) "defense" shall include investigations of any threatened, pending or completed action, suit or proceeding as well as appeals thereof and shall also include any defensive assertion of a cross-claim or counterclaim;

                    (E) "serving at the request of the Corporation" shall include any service by a person in an Indemnifiable Capacity which imposes duties on, or involves services by, such person with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Section 30; and

                    (F) "Indemnifiable Capacity" shall include service by a person as a director or officer of the Corporation or, at the Corporation's request, service by a person as a director, officer, trustee or in any other comparable position of an Other Enterprise, and may include service by a person as an employee or agent of the Corporation.

                 (i) Severability. If any provision of this Section 30 or the application of any such provision to any person or circumstance is held invalid, illegal or unenforceable for any reason whatsoever, the remaining provisions of this Section 30 and the application of such provision to other persons or circumstances shall not be affected thereby and, to the fullest extent possible, the court findings such provision invalid, illegal or unenforceable shall modify and construe the provision so as to render it valid and enforceable as against all persons or entities and to give the maximum possible protection to persons subject to indemnification hereby within the bounds of validity, legality and enforceability. Without limiting the generality of the foregoing, if any person who is or was serving in an Indemnifiable Capacity is entitled under any provision of this Section 30 to indemnification by the Corporation for some or a portion of the judgments, amounts paid in settlement, attorneys' fees, ERISA excise taxes or penalties, fines or other expenses actually and reasonably incurred by any such person in connection with any threatened, pending or completed action, suit or proceeding (including, without limitation, the investigation, defense, settlement or appeal of such action, suit or proceeding), whether civil, criminal, administrative, investigative or appellate, but not, however, for all of the total amount thereof, the Corporation shall nevertheless indemnify such person for the portion thereof to which such person is entitled.

          31. Action Without a Meeting. Unless otherwise restricted by the Corporation's Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if written consent thereto is signed by all members of the Board of Directors or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board of Directors or such committee, as the case may be.

                                  Officers

           32.             (a)       Officers - Who Shall Constitute.  The
officers of the Corporation shall be a Chairman of the Board, a President, one or more Executive Vice Presidents, one or more Vice Presidents, a Secretary, a Treasurer, one or more Assistant Secretaries, and one or more Assistant Treasurers. The Board of Directors shall elect a Chairman of the Board, a President, a Treasurer and a Secretary at its annual meeting. The Board then, or from time to time, may also elect one or more of the other prescribed officers as it may deem advisable, but need not elect any officers other than a Chairman of the Board, a President, a Treasurer and a Secretary. The Board may, if it desires, elect or appoint additional officers and may further identify or describe any one or more of the officers of the Corporation.

          The Chairman of the Board of Directors shall be chosen from among the Board of Directors, but the other officers of the Corporation need not be members of the Board of Directors. Any two (2) or more offices may be held by the same person, except the offices of president and secretary.

          An officer shall be deemed qualified when he or she enters upon the duties of the office to which he or she has been elected or appointed and furnishes any bond required by the Board of Directors; but the Board may also require his or her written acceptance and promise faithfully to discharge the duties of such office.

                 (b) Term of Office. Each officer of the Corporation shall hold his or her office at the pleasure of the Board of Directors for such period of time as the Board may specify at the time of his or her election or appointment, or until his or her death, resignation or removal by the Board, whichever first occurs.

                 (c) Other Agents. The Board from time to time may also appoint such other agents for the Corporation as it shall deem necessary or advisable, each of whom shall serve at the pleasure of the Board or for such period as the Board may specify, and shall exercise such powers, have such titles and perform such duties as shall be determined from time to time by the Board or by an officer empowered by the Board to make such determinations.

                 (d) Vacancies. If any office becomes vacant by reason of death, resignation, removal, disqualification or any other reason, or if any officer of the Corporation, in the judgment of the Board of Directors, is unable to perform the duties of his or her office for any reason, the Board of Directors may choose a successor to fill such vacancy or may delegate the duties of any such vacant office to any other officer or to any Director of the Corporation for the unexpired portion of the term.

          33. The Chairman of the Board. The Chairman of the Board shall preside at all meetings of the stockholders and Directors at which he or she may be present and shall have such other duties, powers and authority as may be prescribed elsewhere in these Bylaws.

          The Chairman of the Board may execute all bonds, notes, debentures, mortgages and other instruments for and in the name of the Corporation, may cause the corporate seal to be affixed thereto, and may execute all other instruments for and in the name of the Corporation.

          Unless the Board of Directors otherwise provides, the Chairman of the Board, or any person designated in writing by him or her, shall have full power and authority on behalf of this Corporation (i) to attend and to vote or take action at any meeting of the holders of securities of corporations in which this Corporation may hold securities, and at such meetings shall possess and may exercise any and all rights and powers incident to being a holder of such securities, and (ii) to execute and deliver waivers of notice and proxies for and in the name of the Corporation with respect to any securities held by the Corporation.

          The Chairman of the Board shall, unless the Board otherwise provides, be ex officio a member of all standing Board committees.

          The Board of Directors may delegate such other authority and assign such additional duties to the Chairman of the Board as it may from time to time determine.

          34. The President. The President shall have such general executive powers and duties of supervision and management as are usually vested in the office of the chief executive officer of a corporation and shall be responsible for the day-to-day management, supervision and administration of the Corporation.

          The President may execute all bonds, notes, debentures, mortgages and other instruments for and in the name of the Corporation, may cause the corporate seal to be affixed thereto, and may execute all other instruments for and in the name of the Corporation.

          The President shall perform such other duties as may be specifically delegated to him or her by the Board of Directors or are conferred by law exclusively upon him or her, and in the absence, disability, or inability or refusal to act of the Chairman of the Board, the President shall perform the duties and exercise the powers of the Chairman of the Board.

          35. Executive Vice Presidents and Vice Presidents. In the absence of the President or in the event of his or her disability, or inability or refusal to act, any Executive Vice President or Vice President may perform the duties and exercise the powers of the President until the Board of Directors otherwise provides. Executive Vice Presidents and Vice Presidents shall perform such other duties as the Board of Directors may from time to time prescribe.

          36. Secretary and Assistant Secretaries. The Secretary shall attend all sessions of the Board of Directors and all meetings of the stockholders, shall prepare minutes of all proceedings at such meetings and shall preserve them in a minute book of the Corporation. The Secretary shall perform similar duties for the executive committee and other standing committees when requested by the Board or any such committee.

          The Secretary shall see that all books, records, lists and information, or duplicates, required to be maintained in Delaware, or elsewhere, are so maintained.

          The Secretary shall keep in safe custody the seal of the Corporation, and shall have authority to affix the seal to any instrument requiring a corporate seal and, when so affixed, the Secretary shall attest the seal by his or her signature. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his or her signature.

          The Secretary shall have the general duties, responsibilities and authorities customarily incident to the office of a secretary of a corporation and shall perform such other duties and have such other responsibility and authority as may be prescribed elsewhere in these Bylaws or from time to time by the Board of Directors or the chief executive officer of the Corporation, under whose direct supervision he or she shall be.

          In the absence of the Secretary or in the event of his or her disability, or inability or refusal to act, any Assistant Secretary may perform the duties and exercise the powers of the Secretary until the Board of Directors of the Corporation otherwise provides. Assistant Secretaries shall perform such other duties as the Board of Directors may from time to time prescribe.

          37. The Treasurer and Assistant Treasurers. The Treasurer shall have responsibility for the safekeeping of the funds and securities of the Corporation, shall keep or cause to be kept full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall keep, or cause to kept, all other books of account and accounting records of the Corporation. The Treasurer shall deposit or cause to be deposited all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors or by an officer of the Corporation to whom such authority has been granted by the Board.

          The Treasurer shall disburse, or permit to be disbursed, the funds of the Corporation as may be ordered, or authorized generally, by the Board of Directors of the Corporation, and shall render to the president of the Corporation and the Directors whenever they may require it, an account of all his or her transactions as Treasurer and of those under his or her jurisdiction, and of the financial condition of the Corporation.

          The Treasurer shall perform such other duties and shall have such other responsibility and authority as may be prescribed elsewhere in these Bylaws or from time to time by the Board of Directors.

          The Treasurer shall have the general duties, powers and responsibility customarily incident to the office of a treasurer of a corporation and shall, unless otherwise provided by the Board, be the chief financial and accounting officer of the Corporation.

          In the absence of the Treasurer or in the event of his or her disability, or inability or refusal to act, any Assistant Treasurer may perform the duties and exercise the powers of the Treasurer. Assistant Treasurers shall perform such other duties and have such other authority as the Board of Directors may from time to time prescribe.

          38. Duties of Officers May be Delegated. If any officer of the Corporation be absent or unable to act, or for any other reason that the Board of Directors of the Corporation may deem sufficient, the Board may delegate, for the time being, some or all of the functions, duties, powers and responsibilities of any officer to any other officer, or to any other agent or employee of the Corporation or other responsible person, provided a majority of the whole Board concurs.

          39. Removal and Limitation of Authority. Any officer or agent elected or appointed by the Board of Directors, and any employee, may be removed or discharged by the Board, or the authority of such officer, agent or employee may be limited by the Board, whenever in its judgment the best interests of the Corporation would be served thereby, but such removal or discharge or limitation of authority shall be without prejudice to the contract rights, if any, of the person so removed or discharged or whose authority is limited.

          40. Salaries and Compensation. Salaries and compensation of all elected officers of the Corporation shall be fixed, increased or decreased by the Board of Directors, but this power, except as to the salary or compensation of the Chairman of the Board and the President, may, unless prohibited by law, be delegated by the Board of Directors to the Chairman of the Board or the President, or may be delegated to a committee of the Board of Directors. Salaries and compensation of all other appointed officers, agents and employees of the Corporation may be fixed, increased or decreased by the Board of Directors, but until action is taken with respect thereto by the Board of Directors, the same may be fixed, increased or decreased by the President or such other officer or officers as may be empowered by the Board of Directors to do so.

          41. Delegation of Authority to Hire, Discharge and Designate Duties. The Board of Directors of the Corporation from time to time may delegate to the Chairman of the Board, the President or other officer or executive employee of the Corporation, authority to hire, discharge and fix and modify the duties, salary or other compensation of employees of the Corporation under their jurisdiction, and the Board may delegate to such officer or executive employee similar authority with respect to obtaining and retaining for the Corporation the services of attorneys, accountants and other experts.

                                     STOCK

          42. Certificates for Shares of Stock. Certificates representing shares of stock of the Corporation shall be issued in numerical order, and each stockholder shall be entitled to a certificate signed by, or in the name of the Corporation by, the Chairman of the Board or the President or a Vice President, and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, certifying the number of shares owned by him, her or it. Any of or all the signatures on such certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may nevertheless be issued by the Corporation with the same effect as if such officer, transfer agent or registrar who signed such certificate, or whose facsimile signature shall have been used thereon, had not ceased to be such officer, transfer agent or registrar of the Corporation.

          43. Transfers of Stock. Transfers of shares of stock of the Corporation shall be made only upon the stock transfer books of the Corporation, kept at the office of the Corporation or of a transfer agent designated to transfer the class of stock, and before a new certificate is issued the old certificate shall be surrendered for cancellation. Until and unless the Board appoints some other person, firm or corporation as its transfer agent (and upon the revocation of any such appointment, thereafter until a new appointment is similarly made), the Secretary of the Corporation shall be the transfer agent of the Corporation without the necessity of any formal action of the Board of Directors, and the Secretary, or any person designated by him or her, shall perform all of the duties thereof.

          44. Registered Stockholders. Only registered stockholders shall be entitled to be treated by the Corporation as the holders and owners in fact of the shares standing in their respective names, and the Corporation shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person, whether or not it shall have express or other notice thereof, except as expressly provided by applicable federal law or by the laws of Delaware.

          45. Lost Certificates. The Board of Directors may direct that a new certificate or certificates representing shares of stock be issued in place of any certificate or certificates theretofore issued by the Corporation, alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate or certificates to be lost, stolen or destroyed. When authorizing such issue of a replacement certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his, her or its legal representative, to give the Corporation and its transfer agents and registrars, if any, a bond in such sum as it may direct to indemnify it against any claim that may be made against it with respect to the certificate or certificates alleged to have been lost, stolen or destroyed or with respect to the issuance of such new certificate or certificates.

          46. Regulations. The Board of Directors shall have power and authority to make all such rules and regulations as it may deem expedient concerning the issue, transfer, conversion and registration of certificates representing shares of stock of the Corporation, not inconsistent with the laws of Delaware, the Corporation's Certificate of Incorporation and these Bylaws.

          47. Treasury Stock. All issued and outstanding stock of the Corporation that may be purchased or otherwise acquired by the Corporation shall be Treasury Stock, and the Directors of the Corporation shall be vested with authority to resell said shares for such price and to such person or persons as the Board of Directors may determine. Such stock shall neither vote nor participate in dividends while held by the Corporation.

          48. Fixing Record Date. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may close the stock transfer books of the Corporation for a period not exceeding sixty
(60) days preceding the date for payment of any dividend, or the date for such meeting, or the date when any other action is to take effect; provided, however, that in lieu of closing the stock transfer books as aforesaid, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

                             DIVIDENDS AND FINANCE

          49. Dividends. Dividends upon the outstanding shares of stock of the Corporation, subject to the provisions of the Certificate of Incorporation and of any applicable law and of these Bylaws, may be declared by the Board of Directors at any meeting. Subject to such provisions, dividends may be paid in cash, in property or in shares of stock of the Corporation.

          50. Creation of Reserves. The Directors may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose, or may abolish any such reserve in the manner in which it was created.

          51. Depositories. The moneys of the Corporation shall be deposited in the name of the Corporation in such bank or banks or other depositories as the Board of Directors shall designate, and shall be drawn out only by check signed by persons designated by resolution adopted by the Board of Directors, except that the Board of Directors may delegate said powers in the manner hereinafter provided in this Section 51. The Board of Directors may by resolution authorize an officer or officers of the Corporation to designate any bank or banks or other depositaries in which moneys of the Corporation may be deposited, and to designate the persons who may sign checks drawn on any particular account or accounts of the Corporation, whether created by direct designation of the Board of Directors or by an authorized officer or officers as aforesaid.

          52. Fiscal Year. The Board of Directors shall have power to fix and from time to time change the fiscal year of the Corporation. In the absence of action by the Board of Directors, the fiscal year of the Corporation shall end each year on the date which the corporation treated as the close of its first fiscal year, until such time, if any, as the fiscal year shall be changed by the Board of Directors.

                               BOOKS AND RECORDS

          53. Books, Accounts and Records. The books, accounts and records of the Corporation, except as may be otherwise required by the laws of the State of Delaware, may be kept outside of the State of Delaware at such place or places as the Board of Directors may from time to time determine. The Board of Directors shall determine whether, to what extent and the conditions upon which the books, accounts and records of the Corporation, or any of them, shall be open to the inspection of the stockholders, and no stockholder shall have any right to inspect any book, account or record of the Corporation, except as conferred by law or by resolution of the stockholders or Directors.

                                 MISCELLANEOUS

          54. Waiver of Notice. Whenever any notice is required to be given under the provisions of the statutes of Delaware or of the Corporation's Certificate of Incorporation or of these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to notice.
Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, Directors, or members of a committee of Directors need be specified in any written waiver of notice unless so required by the Corporation's Certificate of Incorporation or these Bylaws.

          55. Contracts. The Board of Directors may authorize any officer or officers, or agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances.

          56. Transaction of Business. The Corporation, or any division or department into which any of the business or operations of the Corporation may have been divided, may transact business and execute contracts under its own corporate name, or, with the approval of the Chairman of the Board or the President, under its division or department name, a trademark or a tradename.

          57. Amendments. These Bylaws may be altered, amended or repealed, or new bylaws may be adopted, only in the manner provided in the Corporation's Certificate of Incorporation.

                                                                         ANNEX D





                                 MARK VII, INC.
                       1995 OMNIBUS STOCK INCENTIVE PLAN


                         AS AMENDED BY AMENDMENT NO. 1*





* CHANGES TO THE 1995 OMNIBUS STOCK INCENTIVE PLAN RESULTING FROM AMENDMENT NO. 1 ARE MARKED HEREIN BY SURROUNDING ASTERISKS AND BRACKETS (*[ ]*).

                               TABLE OF CONTENTS


ARTICLE I - PURPOSE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

      1.1   Purpose   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
      1.2   Establishment   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

ARTICLE II - DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

      2.1   Award   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
      2.2   Award Notice  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
      2.3   Board   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
      2.4   Change of Control Event   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
      2.5   Code  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
      2.6   Committee   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
      2.7   Common Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
      2.8   Corporation   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
      2.9   Date of Grant   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
      2.10  Director Options  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
      2.11  Director Stock Awards . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
      2.12  Eligible Employee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
      2.13  Exchange Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
      2.14  Fair Market Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
      2.15  Incentive Stock Option  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
      2.16  Option  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
      2.17  Other Incentive Award . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
      2.18  Participant . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
      2.19  Performance Share Award . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
      2.20  Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
      2.21  Restricted Stock Award  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
      2.22  Subsidiary  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4

ARTICLE III - ADMINISTRATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

      3.1   Administration by Committee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
      3.2   Committee to Make Rules and Interpret Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
      3.3   Committee Members Ineligible  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6

ARTICLE IV - GRANT OF AWARDS; SHARES SUBJECT TO THE PLAN  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6

      4.1   Committee to Grant Awards . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
      4.2   Six-Month Holding Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7

ARTICLE V - ELIGIBILITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7

ARTICLE VI - STOCK OPTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8

      6.1   Grant of Options  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
      6.2   Conditions of Options . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
      6.3   Options to Non-Employee Directors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

ARTICLE VII - PERFORMANCE SHARE AWARDS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

      7.1   Grant of Performance Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
      7.2   Conditions of Performance Share Awards  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

ARTICLE VIII - RESTRICTED STOCK AWARDS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

      8.1   Grant of Restricted Stock Awards  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
      8.2   Conditions of Restricted Stock Awards   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14

ARTICLE IX - OTHER INCENTIVE AWARDS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

      9.1   Grant of Other Incentive Awards   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
      9.2   Conditions of Other Incentive Awards  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
      9.3   Stock Awards to Non-Employee Directors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

ARTICLE X - STOCK ADJUSTMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

ARTICLE XI - GENERAL  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

      11.1  Amendment or Termination of Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
      11.2  Dividends and Dividend Equivalents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
      11.3  Termination of Employment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
      11.4  Nonassignability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
      11.5  Withholding Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
      11.6  Forfeiture  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
      11.7  Change of Control . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
      11.8  Amendments to Awards  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
      11.9  Regulatory Approval and Listings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
      11.10 Right to Continued Employment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
      11.11 Beneficiaries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
      11.12 Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
      11.13 Reliance on Reports . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
      11.14 Relationship to Other Benefits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
      11.15 Compliance with the Exchange Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
      11.16 Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
      11.17 Construction  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
      11.18 Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

                                 MARK VII, INC.
                       1995 OMNIBUS STOCK INCENTIVE PLAN


                                   ARTICLE I

                                    PURPOSE

      1.1 Purpose. The Plan is designed to enable personnel of the Corporation to acquire or increase their ownership of Common Stock on reasonable terms. The opportunity so provided is intended to foster in participants a strong incentive to put forth maximum effort for the continued success and growth of the Corporation, to aid in retaining individuals who put forth such efforts, and to assist in attracting the best available individuals in the future. So that the appropriate incentive can be provided, the Plan provides for granting Stock Options, Restricted Stock Awards, Performance Shares, and/or Other Incentive Awards to employees of the Corporation and its Subsidiaries on the terms and subject to the conditions set forth in the Plan.

      1.2 Establishment. The Plan is effective as of the date it is approved by the shareholders of the Corporation (the "Effective Date"), and subject to the provisions of Section 11.1, Awards (as defined in Section 2.1) may be granted hereunder for a period of ten years after such date.

      The Plan shall continue in effect until all matters relating to the payment of awards and administration of the Plan have been settled.


                                   ARTICLE II

                                  DEFINITIONS

      2.1 "Award" means, individually, collectively or in tandem, any Option, Restricted Stock Award, Performance Share Award, or Other Incentive Award granted under the Plan by the Committee pursuant to such terms, conditions, restrictions, and/or limitations, if any, as the Committee may establish by the Award Notice or otherwise.

      2.2 "Award Notice" means any written instrument that establishes the terms, conditions, restrictions, and/or limitations applicable to an Award in addition to those established by this Plan and by the Committee's exercise of its administrative powers.

      2.3        "Board" means the Board of Directors of the Corporation.

      2.4        "Change of Control Event" means each of the following:

                 (a) any person or entity is or becomes the beneficial owner (as defined in the Exchange Act), directly or indirectly, of securities of the Corporation (excluding securities acquired directly from the Corporation or its affiliates) representing 25% or more of the combined voting power of the Corporation's then outstanding securities (other than any beneficial owner of such percentage or more of such voting power existing as of the Effective
Date); or

                 (b) during any period of two consecutive years (not including any period prior to the Effective Date of the Plan), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person or entity who has entered into an agreement with the Corporation to effect a transaction described in clause (a),
(c) or (d) of this paragraph) whose election by the Board or nomination for election by the Corporation's shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously approved, cease for any reason to constitute a majority thereof; or

                 (c) the shareholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Corporation, at least 75% of the combined voting power of the voting securities of the Corporation or such surviving entity outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Corporation

(or similar transaction) in which no person or entity acquires more than 50% of the combined voting power of the Corporation's then outstanding securities; or

                 (d) the shareholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all the Corporation's assets.

      2.5        "Code" means the Internal Revenue Code of 1986, as amended.
Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

      2.6 "Committee" means the Stock Option Committee of the Board, or such other committee designated by the Board, authorized to administer the Plan under Article III hereof. The Committee shall consist of not less than two members, each of whom is, and within the 12 months preceding his or her appointment to the Committee has been, a "disinterested person" within the meaning of Rule 16b-3 promulgated under Section 16 of the Exchange Act.

      2.7 "Common Stock" means the common stock, par value $.10 per share, of the Corporation, and after substitution, such other stock as shall be substituted therefor as provided in Article X.

      2.8        "Corporation" means Mark VII, Inc.

      2.9 "Date of Grant" means the date on which the granting of an Award is authorized by the Committee or such later date as may be specified by the Committee in such authorization.

      2.10       "Director Options" means non-qualified Options awarded under
Section 6.3 of the Plan.

      2.11       "Director Stock Awards" means an Award granted under Section
9.3 of the Plan.

      2.12 "Eligible Employee" means any employee of the Corporation or a Subsidiary who satisfies all of the requirements of Article V.

      2.13 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      2.14 "Fair Market Value" means (A) during any such time as the Common Stock is not listed upon an established stock exchange or the NASDAQ/National Market System, the mean between dealer "bid" and "ask" prices of the Common Stock in the over-the-counter market on the day for which such value is to be determined, as reported by the National Association of Securities Dealers, Inc., or (B) during such time as the Common Stock is listed upon an established stock exchange or exchanges or the NASDAQ/National Market System, the highest closing price of the Common Stock on such stock exchange or exchanges or the last sale price on the NASDAQ/National Market System on the day for which such value is to be determined, or if no sale of the Common Stock shall have been made on any stock exchange or the NASDAQ/National Market System that day, on the next preceding day on which there was a sale of such Common Stock.

      2.15       "Incentive Stock Option" means an Option within the meaning of
Section 422 of the Code.

      2.16 "Option" means an Award granted under Article VI of the Plan and includes both non-qualified Options and Incentive Stock Options to purchase Stock.

      2.17 "Other Incentive Award" means an Award granted under Article IX of the Plan.

      2.18 "Participant" means an Eligible Employee of the Corporation or a Subsidiary to whom an Award has been granted by the Committee under this Plan.

      2.19 "Performance Share Award" means an Award granted under Article VII of the Plan.

      2.20       "Plan" means the Mark VII, Inc. 1995 Omnibus Stock Incentive
Plan.

      2.21 "Restricted Stock Award" means an Award granted under Article VIII of the Plan.

      2.22 "Subsidiary" means any corporation of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

                                  ARTICLE III

                                 ADMINISTRATION

      3.1 Administration by Committee. The Committee shall administer the Plan. Unless otherwise provided in the bylaws of the Corporation or the resolutions adopted from time to time by the Board establishing the Committee, the Board may from time to time remove members from, or add members to, the Committee; vacancies on the Committee, howsoever caused, shall be filled by the Board. The Committee shall designate one of its members as Chairman. It shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members at the time in office.
Any determination reduced to writing and signed by all members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a Secretary, who need not be a member of the Committee, and may establish and amend such rules and regulations for the conduct of its business as it shall deem advisable.

      Subject to the provisions of the Plan, the Committee shall have exclusive power to:

                 (a) Select the Eligible Employees to participate in the Plan.

                 (b) Determine the time or times when Awards will be made.

                 (c) Determine the form of an Award, whether a Stock Option, a Restricted Stock Award, a Performance Share Award, or Other Incentive Award established by the Committee in accordance with Article IX below, the number of shares of Common Stock subject to the Award or with reference to which the Award is determined, all the terms, conditions (including performance requirements), restrictions and/or limitations, if any, of an Award, including the time and conditions of exercise or vesting, and the terms of any Award Notice, which may include the waiver or amendment of prior terms and conditions or acceleration or early vesting or payment of an Award under certain circumstances determined by the Committee.

                 (d) Determine whether Awards will be granted singly, in combination or in tandem.

                 (e) Grant waivers of Plan terms, conditions, restrictions and limitations.

                 (f) Accelerate the vesting, exercise, or payment of an Award or the performance period of an Award when such action or actions would be in the best interest of the Corporation.

                 (g) Take any and all other action it deems necessary or advisable for the proper operation or administration of the Plan.

      The Committee shall also have the authority to grant Awards in replacement of Awards previously granted under this Plan or any other executive compensation plan of the Corporation or a Subsidiary.

      3.2 Committee to Make Rules and Interpret Plan. The Committee shall have the authority, subject to the provisions of the Plan, to establish, adopt, or revise such rules and regulations and to make all such determinations relating to the Plan as it may deem necessary or advisable for the administration of the Plan. The Committee's interpretation of the Plan or any Awards granted pursuant thereto and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties unless otherwise determined by the Board.

      3.3 Committee Members Ineligible. No Committee member shall be eligible to participate in the Plan except to the extent set forth in Sections
6.3 and 9.3.


                                   ARTICLE IV

                            GRANT OF AWARDS; SHARES
                              SUBJECT TO THE PLAN

      4.1 Committee to Grant Awards. The Committee may, from time to time, grant Awards to one or more Eligible Employees, provided, however, that:

                 (a) Subject to Article X, an aggregate of 600,000 shares of Common Stock are hereby reserved for use in connection with Awards under the Plan.

                 (b) Any shares of Common Stock related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of shares of Common Stock, are settled in cash in lieu of Common Stock, or are exchanged in the Committee's discretion for Awards not involving Common Stock, shall be available again for grant under the Plan, so long as the holder of any such Award received no benefits of Common Stock ownership (including but not limited to dividends) from the shares of Common Stock related to such Award.

                 (c) Any shares of Common Stock issued by the Corporation through the assumption or substitution of outstanding grants from an acquired company shall reduce the shares available for grants under the Plan.

                 (d) Common Stock delivered by the Corporation in payment of any Award under the Plan may be authorized and unissued Common Stock or Common Stock held in the treasury of the Corporation or may be purchased on the open market or by private purchase.

                 (e) The Committee shall, in its sole discretion, determine the manner in which fractional shares arising under this Plan shall be treated.

      4.2 Six-Month Holding Period. With respect to Awards granted hereunder to any person who is, or within the preceding six months was, subject to the provisions of Section 16 of the Exchange Act (an "Insider Participant"), each such Award which is an equity security must be held and not transferred by such Insider Participant for a period of six months from the Date of Grant. Nothing in this Section 4.2 shall be deemed to prohibit the exercise of Options within the six month period following the Date of Grant, but the shares of Common Stock received by an Insider Participant pursuant to the exercise of an Option must be held and not transferred for a period of six months from the Date of Grant of the Option so exercised.


                                   ARTICLE V

                                  ELIGIBILITY

      *[Awards may be granted under the Plan to any employee of the Corporation or a Subsidiary.]* Officers shall be employees for this purpose, whether or not they are also directors. Awards may also be granted to directors who are not employees of the Corporation or its Subsidiaries ("Non-Employee Directors"), but only to the extent set forth in Sections 6.3 and 9.3 hereof. Awards may be granted to Eligible Employees whether or not they have received prior Awards under the Plan or under any previously adopted plan, and whether or not they are participants in other benefit plans of the Corporation.

      Subject to the provisions of the Plan, the Committee shall, from time to time, select from the Eligible Employees those to whom Awards shall be granted and shall determine the type or types of Awards to be made and shall establish in the related Award Notices the terms, conditions, restrictions and/or limitations, if any, applicable to the Awards in addition to those set forth in the Plan and the administrative rules and regulations issued by the Committee.


                                   ARTICLE VI

                                 STOCK OPTIONS

      6.1 Grant of Options. The Committee may, from time to time, subject to the provisions of the Plan and such other terms and conditions as it may determine, grant Options to Eligible Employees. These Options may be Incentive Stock Options or non-qualified Options, or a combination of both. Each grant of an Option shall be evidenced by an Award Notice executed by the Corporation and the Participant, and shall contain such terms and conditions and be in such form as the Committee may from time to time approve, subject to the requirements of Section 6.2.

      6.2 Conditions of Options. Each Option so granted shall be subject to the following conditions:

                 (a) Exercise price. As limited by Section 6.2(e) below, each Option shall state the exercise price which shall be set by the Committee at the Date of Grant, which price shall not, in the case of non-qualified Options, be less than *[100%]* of the Fair Market Value of the Common Stock on the Date of Grant. *[Furthermore, the exercise price of any Option granted pursuant to the provisions of the Plan may not be increased or decreased at any time after such Option is granted.]*

                 (b) Form of payment. The exercise price of an Option may be paid: (i) in cash or by check, bank draft or money order payable to the order of the Corporation; (ii) in shares of Common Stock; (iii) a combination of the foregoing; or (iv) such other consideration as the Committee may deem appropriate. In addition to the foregoing, subject to the discretion of the Committee, any Option granted under the Plan may be exercised by a broker-dealer acting on behalf of a Participant if (A) the broker-dealer has received from the Participant or the Corporation a fully- and duly-endorsed agreement evidencing such Option and instructions signed by the Participant requesting the Corporation to deliver the shares of Common Stock subject to such Option to the broker-dealer on behalf of the Participant and specifying the account into which such shares should be deposited, (B) adequate provision has been made with respect to the payment of any withholding taxes due upon such exercise, and (C) the broker-dealer and the Participant have otherwise complied with Section 220.3(e)(4) of Regulation T, 12 CFR, Part 220 and any successor rules and regulations applicable to such exercise ("Cashless Exercise"); provided, however, that an Insider Participant may not elect to utilize a Cashless Exercise within six months of the date the Option is granted (unless death or disability occurs prior to the expiration of such six-month period), and any such election must be made during any period beginning on the third business day following the date of release of a summary statement of the Corporation's quarterly or annual sales and earnings and ending on the twelfth business day following such date (the "Window Period"). The Committee shall establish appropriate methods for accepting Common Stock, and may impose such conditions as it deems appropriate on the use of such Common Stock in payment of the exercise price. Common Stock used to exercise an Option shall be valued at its then Fair Market Value.

                 (c) Exercise of Options. Options granted under the Plan shall be exercisable, in whole or in installments, and at such times, and shall expire at such time, as shall be provided by the Committee in the Award Notice. Exercise of an Option shall be by written notice stating the election to exercise in the form and manner determined by the Committee. Every share of Common Stock acquired through the exercise of an Option shall be deemed to be fully paid at the time of exercise and payment of the exercise price.

                 (d) Other terms and conditions. Among other conditions that may be imposed by the Committee, if deemed appropriate, are those relating to: (i) the period or periods and the conditions of exercisability of any Option; (ii) the minimum periods during which Participants must be employed by the Corporation or its Subsidiaries, or must hold Options before they may be exercised; (iii) the minimum periods during which shares acquired upon exercise must be held before sale or transfer shall be permitted; (iv) conditions under which such Options or shares may be subject to forfeiture; and (v) the frequency of exercise or the minimum or maximum number of shares that may be acquired at any one time.

                 (e) Special restrictions relating to Incentive Stock Options. Options issued in the form of Incentive Stock Options shall, in addition to being subject to all applicable terms, conditions, restrictions and/or limitations established by the Committee, comply with the requirements of Section 422 of the Code (or any successor section thereto), including, without limitation, the requirement that the exercise price of an Incentive Stock Option not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant, the requirement that each Incentive Stock Option, unless sooner exercised, terminated, or cancelled, expire no later than ten years from its Date of Grant, and the requirement that the aggregate Fair Market Value (determined on the Date of Grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under this Plan or any other Plan of the Corporation or any Subsidiary) not exceed $100,000.

                 (f) Application of funds. The proceeds received by the Corporation from the sale of Common Stock pursuant to Options will be used for general corporate purposes.

      6.3 Options to Non-Employee Directors. Notwithstanding any other provision herein, no Options shall be granted hereunder to Non-Employee Directors other than the Director Options granted pursuant to this Section 6.3. An option to purchase 2,000 shares of Common Stock shall be automatically granted on each anniversary of the Effective Date to each person who is a Non-Employee Director on the Effective Date if he or she continues to serve in such capacity on each such anniversary. An individual who becomes a Non-Employee Director subsequent to the Effective Date shall be granted an option to purchase 2,000 shares of Common Stock on the date he or she becomes a Non-Employee Director, and on each anniversary of the Effective Date occurring in a calendar year subsequent to the year in which he or she becomes a Non-Employee Director if he or she continues to serve in such capacity on each such anniversary.

      Each Director Option shall be evidenced by an Award Notice executed by the Corporation and the Non-Employee Director, and shall include the following terms and provisions:

                 (a) Each Director Option to purchase shares of Common Stock shall be exercisable immediately (subject to Section 4.2) when the Director Option is granted. The Option exercise price per share shall be equal to the Fair Market Value of one share of Common Stock on the date the Director Option is granted. The period within which each Option may be exercised shall expire three years from the date the option is granted (the "Option Period"), unless it expires sooner due to the death or termination of the directorship of the optionee, or if fully exercised prior to the end of such three year period. No Director Options shall be granted hereunder after the ten-year anniversary of the Effective Date.

                 (b) If the directorship of an optionee is terminated within the Option Period for any reason other than (i) the death of the optionee or (ii) on account of any act of fraud, intentional misrepresentation, embezzlement, misappropriation, or conversion of assets or opportunities of the Corporation or any of its Subsidiaries, the Director Option may be exercised, to the extent the optionee was able to do so at the date of termination of the directorship, within the Option Period.

                 (c) If an optionee dies during the Option Period while a director of the Corporation, or if an optionee dies within three months of serving as a Non-Employee Director, the Director Option may be exercised, to the extent the optionee was entitled to exercise such Option at the date of his or her death, within one year after such death (if otherwise within the Option Period), by the executor or the administrator of the estate of the optionee, or by the person or persons who shall have acquired the Director Option directly from the optionee by a bequest or an inheritance.

                 (d) If the directorship of the optionee is terminated within the Option Period for any of the reasons enumerated in Section 6.3(b)(ii), such Director Options shall automatically terminate as of the date of termination of such directorship.

                 (e) Payment of the option price shall be made in full in cash or by check, bank draft or money order payable to the order of the Corporation concurrently with the exercise of the option.

                 (f) Such Director Option shall be nontransferable by the optionee other than by will or the laws of descent and distribution, and shall be exercisable during the optionee's lifetime only by the optionee or the optionee's guardian or legal representative.


                                  ARTICLE VII

                            PERFORMANCE SHARE AWARDS

      7.1 Grant of Performance Shares. Grants of Performance Share Awards may be made by the Committee to any Eligible Employee during the term of the Plan. Each Performance Share Award shall represent one share of Common Stock. Each Performance Share Award shall be evidenced by an Award Notice. There may be more than one award in existence at any one time for any Participant and performance periods for separate Performance Share Awards may differ.

      The Performance Shares will be paid out in full or in part on the basis of performance of the Corporation following the beginning of the Corporation's fiscal year in which the Performance Share Award is made as hereinafter set forth. In determining the size of Performance Share Awards, the Committee shall take into account a Participant's responsibility level, performance, potential, and cash compensation level, as well as such other considerations as it deems appropriate. If any Performance Share Award shall be forfeited, cancelled, or not paid out in full, such Performance Share Award may again be awarded under the Plan in accordance with Article VII.

      7.2 Conditions of Performance Share Awards. A Performance Share Award shall be subject to the following terms and conditions:

                 (a) Performance Share Account. Performance Share Awards shall be credited to a Performance Share account to be maintained for each holder. Each Performance Share Award shall be deemed to be the equivalent of one share of Common Stock of the Corporation. A Performance Share Award under the Plan shall not entitle the holder to any interest in the Common Stock or to any dividend, voting or other rights of a shareholder. The value of the Performance Shares in a holder's Performance Share account at the time of Award or the time of payment shall be the Fair Market Value at any such time of an equivalent number of shares of the Common Stock.

                 (b) Performance Period and Criteria. Performance Shares shall be contingent upon the attainment during a performance period of certain performance objectives. The length of the performance period for each Performance Share Award, the performance objectives to be achieved during the Performance Share Award period and the measure of whether and to what degree such objectives have been attained shall be conclusively determined by the Committee in the exercise of its discretion. The Committee may revise performance objectives at such times as it deems appropriate during the Performance Share Award period in order to take into account or into consideration any unforeseen events or changes in circumstances; provided, however, that any such revision which is adverse to the holder of a Performance Share Award shall require the holder's consent.

                 (c) Payment of Award. Following the end of the Performance Share Award period, the holder of a Performance Share Award shall be entitled to receive payment of an amount based on the achievement of the performance measures for such Performance Share Award period. In the event that a recipient of a Performance Share Award is an Insider Participant, no Performance Share Award shall be payable within the first six months from the Date of Grant of such Performance Share Award. The payment to which a holder of a Performance Share Award shall be entitled at the end of a Performance Share Award period shall be a dollar amount equal to the Fair Market Value of the number of shares of Common Stock equal to the number of Performance Shares earned and payable to such holder.

                 The Committee may authorize payment of a Performance Share Award in any combination of cash and Common Stock or all in cash or all in Common Stock, as it deems appropriate, provided, however, that in the event a payee is an Insider Participant, no cash payment may be made to such person except during any period beginning on the third business day following the date of release of a summary statement of the Corporation's quarterly or annual sales and earnings and ending on the twelfth business day following such date. Such shares may include any restrictions on transfer and forfeiture provisions as the Committee, from time to time, deems appropriate.

                 (d) Additional terms and conditions. The Committee may, by way of the Award Notice or otherwise, determine such other terms, conditions, restrictions and/or limitations, if any, of any Performance Share Award, provided they are not inconsistent with the Plan.


                                  ARTICLE VIII

                            RESTRICTED STOCK AWARDS

      8.1 Grant of Restricted Stock Awards. The Committee may grant a Restricted Stock Award to any Eligible Employee. Restricted Stock Awards shall be awarded in such number and at such times during the term of the Plan as the Committee shall determine. Each Restricted Stock Award may be evidenced in such manner as the Committee deems appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates, and by an Award Notice setting forth the terms of such Restricted Stock Award.

      8.2 Conditions of Restricted Stock Awards. The grant of a Restricted Stock Award shall be subject to the following:

                 (a) Restriction period. Vesting of each Restricted Stock Award shall require the holder to remain in the employment of the Corporation or a Subsidiary for a prescribed period (a "Restriction Period"). The Committee shall determine the Restriction Period or Periods which shall apply to the shares of Common Stock covered by each Restricted Stock Award or portion thereof. At the end of the Restriction Period the restrictions imposed hereunder shall lapse with respect to the shares of Common Stock covered by the Restricted Stock Award.

                 (b) Restrictions. The holder of a Restricted Stock Award may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the shares of Common Stock during the applicable Restriction Period. The Committee shall impose such other restrictions on any shares of Common Stock covered by a Restricted Stock Award as it may deem advisable including, without limitation, restrictions under applicable Federal or state securities laws, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

                 (c) Rights as shareholders. During any Restriction Period, the Committee may, in its discretion, grant to the holder of a Restricted Stock Award all or any of the rights of a shareholder with respect to said shares, including, but not by way of limitation, the right to vote such shares and to receive dividends. If any dividends or other distributions are paid in shares of Common Stock, all such shares shall be subject to the same restrictions on transferability as the shares of Restricted Stock with respect to which they were paid.


                                   ARTICLE IX

                             OTHER INCENTIVE AWARDS

      9.1 Grant of Other Incentive Awards. The Committee may, in its discretion, grant other types of awards of, or based on, Common Stock. Other Incentive Awards are limited to awards under which Common Stock is or may in the future be acquired. Such awards may include grants of debt securities convertible into or exchangeable for shares of Common Stock upon such conditions, including attainment of performance goals, as the Committee shall determine.

      9.2 Conditions of Other Incentive Awards. Each grant of an Other Incentive Award shall be evidenced by an Award Notice executed by the Corporation and the Participant, and shall contain such terms and conditions and be in such form as the Committee may from time to time approve. Other Incentive Awards may not be sold, assigned, transferred, pledged, or encumbered except as may be provided in the Award Notice, and in no event may be transferred other than by will or the laws of descent and distribution or be exercised, during the life of the Participant, other than by the Participant or the Participant's guardian or legal representative. The recipient of an Other Incentive Award will have the rights of a shareholder only to the extent, if any, specified in the Award Notice governing such Other Incentive Award.

      9.3 Stock Awards to Non-Employee Directors. An award of *[200]* shares of Common Stock shall be automatically awarded (i) on the last day of the calendar quarter in which the Effective Date occurs to each person who is a Non-Employee Director on such date, and (ii) on the last day of each subsequent calendar quarter during which such individual has continued to serve as a Non-Employee Director. An individual who becomes a Non-Employee Director subsequent to the Effective Date shall be automatically awarded *[200]* shares of Common Stock on the last day of each calendar quarter during which such individual serves as a Non-Employee Director.

      Each Director Stock Award shall be evidenced by an Award Notice executed by the Corporation and the Non-Employee Director, and no Director Stock Award shall be granted hereunder after the ten-year anniversary of the Effective Date.

                                   ARTICLE X

                               STOCK ADJUSTMENTS

      In the event that the shares of Common Stock, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Corporation or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, stock split, combination of shares or otherwise), or if the number of such shares of Common Stock shall be increased through the payment of a stock dividend, or a dividend on the shares of Common Stock or rights or warrants to purchase securities of the Corporation shall be made, then there shall be substituted for or added to each share available under and subject to the Plan as provided in Article IV hereof, and each share theretofore appropriated or thereafter subject or which may become subject to Performance Share Awards, Options, Restricted Stock Awards or Other Incentive Awards under the Plan, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged or to which each such share shall be entitled, as the case may be.
In the event there shall be any other change in the number or kind of the outstanding shares of Common Stock, or any stock or other securities into which the Common Stock shall have been changed or for which it shall have been exchanged, then if the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in the shares available under and subject to the Plan, or in any Award theretofore granted or which may be granted under the Plan, such adjustments shall be made in accordance with such determination, except that no adjustment of the number of shares of Common Stock available under the Plan or to which any Award relates that would otherwise be required shall be made unless and until such adjustment either by itself or with other adjustments not previously made would require an increase or decrease of at least 1% in the number of shares of Common Stock available under the Plan or to which any Award relates immediately prior to the making of such adjustment (the "Minimum Adjustment"). Any adjustment representing a change of less than such minimum amount shall be carried forward and made as soon as such adjustment together with other adjustments required by this
Article X and not previously made would result in a Minimum Adjustment. Notwithstanding the foregoing, any adjustment required by this Article X which otherwise would not result in a Minimum Adjustment shall be made with respect to shares of Common Stock relating to any Award immediately prior to exercise, payment or settlement of such Award.

      No fractional shares of Common Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.


                                   ARTICLE XI

                                    GENERAL

      11.1 Amendment or Termination of Plan. The Board may suspend or terminate the Plan at any time. In addition, the Board may, from time to time, amend the Plan in any manner, but may not without shareholder approval adopt any amendment which would:

                 (a) increase the aggregate number of shares of Common Stock available under the Plan (except by operation of Article X);

                 (b) materially increase the benefits accruing to Insider Participants under the Plan; or

                 (c) materially modify the requirements as to eligibility for participation in the Plan;

provided, that any amendment to the Plan shall require approval of the shareholders if, in the opinion of counsel to the Corporation, such approval is required by Section 16(b) or any other section of the Exchange Act, or any other Federal or state law or any regulations or rules promulgated thereunder. Notwithstanding the above, the number of

Director Options and Director Stock Awards to be awarded to Non-Employee Directors pursuant to Sections 6.3 and 9.3, respectively, the number of shares of Common Stock to be covered by each Director Option and Director Stock Award, the exercise price per share under each Director Option, when and under what circumstances each Director Option and Director Stock Award will be granted and the period within which each Director Option may be exercised, shall not be amended more than once every six months (even with shareholder approval), other than to conform with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules and regulations thereunder.

      11.2 Dividends and Dividend Equivalents. If an Award is granted in the form of a Performance Share Award, Restricted Stock Award or an Option, the Committee may choose, at the time of the grant of such Award or any time thereafter up to the time of payment of such Award, to include as part of such Award an entitlement to receive dividends or dividend equivalents subject to such terms, conditions, restrictions, and/or limitations, if any, as the Committee may establish. Dividends and dividend equivalents granted hereunder shall be paid in such form and manner (i.e., lump sum or installments), and at such time as the Committee shall determine. All dividends or dividend equivalents which are not paid currently may, at the Committee's discretion, accrue interest, be reinvested into additional shares of Common Stock or, in the case of dividends or dividend equivalents credited in connection with a Performance Share Award, be credited as additional Performance Shares and paid to the Participant if and when, and to the extent that, payment is made pursuant to such Performance Share Award.

      11.3 Termination of Employment. If a Participant's employment with the Corporation or a Subsidiary terminates for a reason other than death, disability, retirement or any approved reason, all unexercised, unearned and/or unpaid Awards, including, but not by way of limitation, Awards earned but not yet paid, all unpaid dividends and dividend equivalents, and all interest accrued on the foregoing, shall be cancelled or forfeited, as the case may be, unless the Participant's Award Notice provides otherwise. The Committee shall have the authority to promulgate rules and regulations to (i) determine what events constitute disability, retirement, or termination for an approved reason for purposes of the Plan, and (ii) determine the treatment of a Participant under the Plan in the event of his or her death, disability, retirement, or termination for an approved reason. Such rules and regulations may include, without limitation, the method, if any, for prorating a Performance Share Award, accelerating the vesting of any Options or Restricted Stock Award, or providing for the exercise of any unexercised Options in the event of a Participant's death, disability, retirement or termination for an approved reason.

      11.4 Nonassignability. No Options, Performance Share Awards or other derivative securities (as defined in the rules and regulations promulgated under Section 16 of the Exchange Act) awarded under the Plan to any person who is an Insider Participant, shall be subject in any manner to alienation, anticipation, sale, transfer, assignment, pledge, or encumbrance, except for transfer by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA, or the rules and regulations thereunder. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any Option, Performance Share Award or other derivative security, contrary to the provisions hereof, shall be void and ineffective and shall give no right to any purported transferee.

      11.5 Withholding Taxes. The Corporation shall be entitled to deduct from any payment under the Plan, regardless of the form of such payment, the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment or may require the Participant to pay to it such tax prior to and as a condition of the making of such payment. In accordance with any applicable administrative guidelines it establishes, the Committee may allow a Participant to pay the amount of taxes required by law to be withheld from an Award by withholding from any payment of Common Stock due as a result of such Award, or by permitting the Participant to deliver to the Corporation, shares of Common Stock, having a Fair Market Value, on the date of payment, equal to the amount of such required withholding taxes; provided, however, that in the event the Participant is an Insider Participant, such an election may not be made within six months of the date the Award is granted (unless death or disability of the Participant occurs prior to the expiration of such six-month period), and must be made either six months prior to the date of payment or during the window period.

      11.6 Forfeiture. If the employment of a Participant is terminated on account of any act of fraud, intentional misrepresentation, embezzlement, misappropriation or conversion of assets or opportunities of the Corporation or any of its Subsidiaries, any Award granted hereunder, whether and regardless of the extent to which such Award is vested, earned or exercisable, shall automatically terminate as of the date of termination of such employment.

      11.7 Change of Control. Awards granted under the Plan to any Participant may, in the discretion of the Committee, provide that (a) such Awards shall be immediately vested, fully earned, exercisable, and/or, in the case of Options, converted into stock appreciation rights, as appropriate, upon a Change of Control Event, and (b) the Corporation shall make full payment to each such Participant with respect to any Performance Share Award, stock appreciation right or Other Incentive Award, deliver certificates to such Participant with respect to each Restricted Stock Award, and permit the exercise of Options, respectively, granted hereunder to such Participant.

      11.8 Amendments to Awards. The Committee may at any time unilaterally amend the terms of any Award Notice for any Award, whether or not presently exercisable, earned, paid or vested, to the extent it deems appropriate; provided, however, that any such amendment which is adverse to the Participant shall require the Participant's consent.

      11.9 Regulatory Approval and Listings. The Corporation shall use its best efforts to file with the Securities and Exchange Commission as soon as practicable following the Effective Date, and keep continuously effective and usable, a Registration Statement on Form S-8 with respect to shares of Common Stock subject to Awards hereunder. Notwithstanding anything contained in this Plan to the contrary, the Corporation shall have no obligation to issue or deliver certificates representing shares of Common Stock evidencing Restricted Stock Awards or any other Awards relating to shares of Common Stock prior to:

                 (a) the obtaining of any approval from, or satisfaction of any waiting period or other condition imposed by, any governmental agency which the Committee shall, in its sole discretion, determine to be necessary or advisable;

                 (b) the admission of such shares to listing on the stock exchange on which the Common Stock may be listed or the NASDAQ/National Market System, if listed thereon; and

                 (c) the completion of any registration or other qualification of said shares under any state or Federal law or ruling of any governmental body which the Committee shall, in its sole discretion, determine to be necessary or advisable.

      11.10 Right to Continued Employment. Participation in the Plan shall not give any Eligible Employee any right to remain in the employ of the Corporation or any Subsidiary. The Corporation or, in the case of employment with a Subsidiary, the Subsidiary, reserves the right to terminate any Eligible Employee at any time. Further, the adoption of this plan shall not be deemed to give any Eligible Employee or any other individual any right to be selected as a Participant or to be granted an Award.

      11.11 Beneficiaries. Each Participant shall file with the Committee a written designation of one or more persons as the beneficiary (the "Beneficiary") who shall be entitled to receive the amount, if any, payable under the Plan upon his death. A Participant may, from time to time, revoke or change his Beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall be effective as of a date prior to such receipt.

      If such Beneficiary designation is not in effect at the time of a Participant's death, or if no designated Beneficiary survives the Participant, or such designation conflicts with law, the payment of the amount, if any, payable under the Plan upon his death shall be made to the Participant's estate. If the Committee is in doubt as to the right of any person to receive such amount, the Committee may retain such amount, without liability or any interest thereon, until the rights thereon are determined, or the Committee may pay such amount into any court of appropriate jurisdiction and such payment shall be a complete discharge of the liability of the Plan, the Corporation and the Committee therefor.

      11.12 Indemnification. Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Corporation against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by such person in satisfaction of judgment in any such action, suit, or proceeding against such person. He or she shall give the Corporation an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Corporation's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Corporation may have to indemnify or hold harmless any such person.

      11.13 Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Corporation and its Subsidiaries and upon any other information furnished in connection with the Plan by any person or persons other than himself. In no event shall any person who is or shall have been a member of the Committee or of the Board be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information or for any action taken, including the furnishing of information, or failure to act, if in good faith.

      11.14 Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Corporation or any Subsidiary.

      11.15 Compliance with the Exchange Act. With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 to be stated therein, such provision (other than one relating to eligibility requirements, or the price and amount of awards) shall be deemed automatically to be incorporated by reference into the Plan insofar as Participants subject to Section 16 are concerned.

      11.16 Expenses. The expenses of administering the Plan shall be borne by the Corporation subject to such allocation to its Subsidiaries as it deems appropriate.

      11.17 Construction. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the articles and sections in the Plan are for the convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

      11.18 Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Missouri except as superseded by applicable Federal law.

                                                                         ANNEX E



                             AMENDMENT NO. 1 TO THE
                                 MARK VII, INC.
                       1995 OMNIBUS STOCK INCENTIVE PLAN


                 THIS AMENDMENT NO. 1 TO THE MARK VII, INC. 1995 OMNIBUS STOCK INCENTIVE PLAN (the "Amendment") is hereby adopted by MARK VII, INC., a Missouri corporation (the "Corporation").

                 WHEREAS, the Corporation presently maintains the Mark VII, Inc. 1995 Omnibus Stock Incentive Plan (the "Plan");

                 WHEREAS, the Board of Directors of the Corporation has determined that it is desirable and in the best interests of the Corporation and its shareholders to amend the Plan to permit the grant of awards under the Plan to employees of the Corporation who do not have executive, managerial, supervisory or professional responsibilities.

                 WHEREAS, the Board of Directors of the Corporation has determined that it is desirable and in the best interests of the Corporation and its shareholders to amend the Plan to provide that the exercise price of stock options granted under the Plan can not be less than 100% of the Fair Market Value (as defined in the Plan) of the Company's common stock on the date of grant of such options and that the exercise price of a stock option may not be repriced after such option is granted.

                 WHEREAS, the Board of Directors of the Corporation has determined that it is desirable and in the best interests of the Corporation and its shareholders to amend the Plan to increase the number of shares of the Corporation's common stock automatically granted to non-employee directors of the Corporation.

                 NOW, THEREFORE, pursuant to the right of the Corporation to amend the Plan as set forth in Article XI of the Plan, and contingent upon shareholder approval, the Plan is hereby amended as follows:

I. Article V of the Plan is hereby amended by deleting the first sentence thereof in its entirety and replacing it as follows:

      "Awards may be granted under the Plan to any employee of the Corporation or a Subsidiary."

II. Article VI of the Plan is hereby amended by replacing "85%" in Subsection (a) of Section 6.2 with "100%" and by adding the following sentence at the end of Subsection (a) of Section 6.2:

      "Furthermore, the exercise price of any Option granted pursuant to the provisions of this Plan may not be increased or decreased at any time after such Option is granted."

III. Article IX of the Plan is hereby amended by replacing "75" in the first and second sentences of Section 9.3 with "200".

                 IN WITNESS WHEREOF, the Corporation has caused this Amendment to be duly executed on the date set forth below.

                                       MARK VII, INC.


DATE: May 22, 1996                      By:------------------------------

                                        Name:----------------------------

                                        Title:---------------------------

                                                                    Appendix A


                                  MARK VII,INC.                          PROXY
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 22, 1996
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints R.C. Matney, James T. Graves and J. Michael Head, jointly and individually, as Proxies, each with full power of subscription and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Mark VII, Inc. which the undersigned would be entitled to vote, as designated below, if personally present at the Annual Meeting of Shareholders to be held on May 22, 1996, or any adjournment or postponement thereof.

1.    ELECTION OF DIRECTORS

       [ ]  FOR ALL NOMINEES LISTED BELOW          [ ]  WITHOUT AUTHORITY
          (except as marked to the contrary below)    (to vote for all
                                                      nominees below)

          INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME.

      R.C. MATNEY, J. MICHAEL HEAD, DAVID H. WEDAMAN, JAMES T. GRAVES, DOUGLASS WM. LIST, WILLIAM E. GREENWOOD, DR. JAY U. STERLING, THOMAS J. FITZGERALD

2. APPROVAL OF THE PROPOSAL TO CHANGE THE STATE OF INCORPORATION OF MARK VII, INC. FROM MISSOURI TO DELAWARE.

          [ ] FOR                [ ]  AGAINST                  [ ]  ABSTAIN

3. APPROVAL OF THE PROPOSAL TO AMEND THE MARK VII, INC. 1995 OMNIBUS STOCK INCENTIVE PLAN.

          [ ] FOR                [ ]  AGAINST                  [ ]  ABSTAIN

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.



      THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR, FOR PROPOSAL NO. 2 AND FOR PROPOSAL NO. 3.

      Please date, sign and return this Proxy card by mail.  Postage prepaid.




                                        Date:                         , 1996
                                              ------------------------

                                        Signature
                                                 ---------------------------

                                        Signature
                                                 ---------------------------


                                        (PLEASE SIGN EXACTLY AS NAME APPEARS
                                        ON STOCK CERTIFICATES.  WHERE STOCK IS
                                        REGISTERED JOINTLY, ALL OWNERS MUST
                                        SIGN. CORPORATE OWNERS SHOULD SIGN FULL
                                        CORPORATE NAME BY AN AUTHORIZED PERSON.
                                        EXECUTORS, ADMINISTRATORS, TRUSTEES OR
                                        GUARDIANS SHOULD INDICATE THEIR STATUS
                                        WHEN SIGNING.)